UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2012

BOLDFACE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-148722	02-0811868
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1309 Pico Blvd., Suite A

Santa Monica, CA 90405

(Address of principal executive offices) (Zip Code)

(310) 581-4652

(Registrant’s telephone number, including area code)

50 Brompton Road, Apt. 1X

Great Neck, NY 11021

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. These forward-looking statements include, but are not limited to, statements relating to the adequacy of our capital to finance our planned operations, market acceptance of our services and product offerings, our ability to attract and retain key personnel, and our ability to protect our intellectual property. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this Current Report sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Explanatory Note

On May 21, 2012, we filed the Amended and Restated Articles of Incorporation with the Nevada Secretary of State to, among other things, (i) change our name from Max Cash Media, Inc. to BOLDFACE Group, Inc.; (ii) increase our authorized capitalization from 110,000,000 shares, consisting of 100,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share, to 310,000,000 shares, consisting of 300,000,000 shares of common stock, $0.001 par value per share (the “Common Stock”), and 10,000,000 shares of blank check preferred stock, $0.001 par value per share; and (iii) limit the liability of our officers and directors to us, our stockholders and our creditors to the fullest extent permitted by Nevada law.

On July 12, 2012 BOLDFACE Acquisition Corp. (“Acquisition Corp.”), a wholly owned Nevada subsidiary of BOLDFACE Group, Inc., a Nevada corporation (“BGI” or the “Company”), merged (the “Merger”) with and into BOLDFACE licensing + branding, a Nevada corporation (“BLB”). In connection with the Merger, each share of BLB common stock was cancelled and converted into the right to receive 200 shares of our Common Stock. BLB was the surviving corporation of the Merger. As a result of the Merger, BGI acquired the business of BLB, and will continue the existing business operations of BLB, as its wholly owned subsidiary.

As used in this Current Report, the terms the “BGI”, the “Company”, “we,” “us,” and “our” refer to BOLDFACE Group, Inc., a Nevada corporation, and its wholly owned subsidiary BLB, after giving effect to the Merger, unless otherwise stated or the context clearly indicates otherwise. The term “Pubco” refers to BOLDFACE Group, Inc., a Nevada corporation, before giving effect to the Merger, and the term “BLB” refers to BOLDFACE licensing + branding, a Nevada corporation, both before and after giving effect to the Merger.

This Current Report contains summaries of the material terms of various agreements executed in connection with the Merger and other related transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, all of which are incorporated herein by reference.

This Current Report is being filed with the U.S. Securities and Exchange Commission (the “SEC”) in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

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Table of Contents

Item 1.01.	Entry into a Material Definitive Agreement	4

Item 2.01.	Completion of Acquisition or Disposition of Assets	4

	The Merger and Related Transactions	4

	Description Of Business	8

	Risk Factors	11

	Management's Discussion and Analysis of Financial Condition and Results of Operations	16

	Securities Ownership of Certain Beneficial Owners and Management	20

	Directors and Executive Officers	21

	Executive Compensation	22

	Market Price of and Dividends on Common Equity and Related Stockholder Matters	24

	Certain Relationships And Related Transactions	26

	Description of Capital Stock	27

	Recent Sales of Unregistered Securities	29

	Indemnification of Officers and Directors	30

	Financial Statements and Supplemental Data	30

	Index to Exhibits	31

	Description of Exhibits	31

Item 3.02.	Unregistered Sales of Equity Securities.	31

Item 5.01.	Changes in Control of Registrant.	31

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	31

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.	31

Item 5.06.	Change in Shell Company Status.	31

Item 9.01.	Financial Statements and Exhibits.	31

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Item 1.01.	Entry into a Material Definitive Agreement

On July 12, 2012, we entered into an Agreement and Plan of Merger and Reorganization with Acquisition Corp. and BLB, which we refer to in this Current Report as the “Merger Agreement”, and completed the Merger. For a description of the Merger, the Merger Agreement and the material agreements entered into in connection with the Merger, please see the disclosures set forth in Item 2.01 to this Current Report, which disclosures are incorporated into this item by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The Merger and Related Transactions

The Merger

On July 12, 2012, which we refer to as the “Closing Date”, Pubco, BLB and Acquisition Corp. entered into the Merger Agreement and completed the Merger. As a result of the Merger, we acquired the business of BLB and will continue the existing business operations of BLB as our wholly owned subsidiary. With the exception of the Bridge Financing (as defined below), before their entry into the Merger Agreement, no material relationship existed between Pubco or Acquisition Corp. and BLB. A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Pursuant to the Merger Agreement, on the Closing Date, Acquisition Corp., a wholly owned subsidiary of Pubco, merged with and into BLB, with BLB remaining as the surviving entity. As a result of the Merger, each share of BLB common stock outstanding was cancelled and converted into the right to receive 200 shares of our Common Stock. In addition, as part of the Merger, we also issued 5,000,000 shares of our Common Stock to stockholders of BLB (the “Additional Merger Shares”) in proportion with their ownership of the Company Shares, in connection with the execution of the Lopez License Agreement (as defined below).

Immediately prior to the Merger, BLB had no outstanding securities other than shares of its common stock.

The Merger Agreement contains customary representations, warranties and covenants of Pubco, BLB, and, as applicable, Acquisition Corp., for like transactions. Breaches of representations and warranties are secured by indemnification provisions. The Merger Agreement provides for a post-closing adjustment in an aggregate amount of up to 1,000,000 additional shares of our Common Stock issuable pro rata to BLB’s pre-Merger stockholders for any breach of the Merger Agreement by us that is discovered during the two-year period following the Closing Date. The Merger Agreement also provides that 5% of the shares of our Common Stock (or 1,000,000 shares) (the “BLB Escrowed Shares”) that BLB’s pre-Merger stockholders received in the Merger in exchange for their shares of BLB common stock are to be held in escrow for any breach of the Merger Agreement by BLB that is discovered during the two years following the Closing Date pursuant to the terms of an Escrow Agreement dated as of July 3, 2012, among us, the pre-Merger stockholders of BLB, and Gottbetter & Partners, LLP, as Escrow Agent.

For financial reporting purposes, the Merger represents a capital transaction of BLB or a “reverse merger” rather than a business combination, because the sellers of BLB effectively control the combined company immediately following the completion of the Merger. As such, BLB is deemed to be the accounting acquirer in the transaction and, consequently, the transaction is being treated as a recapitalization of BLB. Accordingly, the assets and liabilities and the historical operations that will be reflected in Pubco’s ongoing financial statements will be those of BLB and will be recorded at the historical cost basis of BLB. Pubco’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of BLB after consummation of the Merger. Pubco's historic capital accounts will be retroactively adjusted to reflect the equivalent number of shares issued by Pubco in the Merger while BLB's historical retained earnings will be carried forward. The historical financial statements of Pubco before the Merger will be replaced with the historical financial statements of BLB before the Merger in all future filings with the SEC. The Merger is intended to be treated as a tax-free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended.

Following the closing of the Merger, our board of directors consists of two members. In connection with the foregoing, on the Closing Date, Noah Levinson and Irv Pyun, the directors of Pubco before the Merger, appointed Ronald S. Altbach, as Chairman of the Board, and Nicole Ostoya to fill two of the vacancies on the board of directors, and Messrs. Levinson and Pyun resigned their positions as directors. We anticipate that we will add up to three additional independent directors. Also on the Closing Date, Messrs. Levinson and Pyun, the executive officers of Pubco, resigned from all of their positions held with Pubco and Nicole Ostoya was appointed as our Chief Executive Officer and President and Ashumi Kothary was appointed as our Chief Financial Officer and Secretary. The executive officers and directors of the Company following the closing of the Merger are also identified in this Current Report under the heading “Directors and Executive Officers.”

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Before the Merger, Pubco’s board of directors and shareholders owning a majority of its outstanding common stock adopted the 2012 Equity Incentive Plan, which became effective on the Closing Date. The 2012 Equity Incentive Plan provides for the issuance of up to 20,000,000 shares of our Common Stock as incentive awards to be granted to executive officers, key employees, consultants and directors of the Company; provided, that awards for a maximum of 4,000,000 shares of our Common Stock may be granted during the first 12 months following the Closing Date; provided, however that post-Merger our board of directors may grant awards in excess of 4,000,000 shares of our Common Stock solely to any of our newly appointed independent directors.

The Offering

Concurrently with the closing of the Merger and in contemplation of the Merger, we completed an initial closing of a private offering (the “Offering”) of 500,000 units of our securities (the “PPO Units”), at a price of $0.25 per PPO Unit, for a total cash consideration of $125,000. Each PPO Unit consists of one share of our Common Stock and a redeemable warrant (each an “Investor Warrant” and collectively, the “Investor Warrants”) to purchase one share of our Common Stock. The Investor Warrants are exercisable for a period of five years at a purchase price of $1.00 per share of our Common Stock. If at any time during the two year period following the Closing Date we issue additional shares of our Common Stock for a consideration per share less than $0.25 (the “Reduced Price”), then we will issue to the purchasers in the Offering, concurrently with such issue and without any additional consideration from the purchasers, the number of additional shares of our Common Stock and Investor Warrants equal to the difference between (A) the purchase price of the PPO Units being subscribed for divided by the Reduced Price and (B) the number of shares of our Common Stock included in the units being subscribed for in the Offering. For purposes of clarity, if an investor subscribed to purchase 10 PPO Units and we sold additional shares of common stock within two years following the initial closing of the offering for $0.20 per share, the number of additional shares of our Common Stock and Investor Warrants due to such investor would be three shares and three Investor Warrants calculated as follows: the purchase price of $2.50 divided by the Reduced Price of $0.20 (which equals 12.5) less the PPO Units subscribed for (10), rounded up to the nearest whole share.

The Offering was made on an “all or nothing” basis with respect to a minimum of 8,000,000 PPO Units (the “Minimum Offering Amount”) and is being made on a “best efforts” basis with respect to a maximum of 20,000,000 PPO Units (the “Maximum Offering Amount”). In addition, in the event the maximum number of PPO Units is sold, we and the Placement Agent (as defined below) have the option to offer an additional 3,000,000 PPO Units (the “Over-Allotment PPO Units”). The closing of at least the Minimum Offering Amount of 8,000,000 PPO Units and the closing of the Merger were conditioned upon each other.

On the Closing Date, the investors in the Offering collectively subscribed for 8,200,120 PPO Units for total consideration of $2,050,030, which includes the conversion of $1,925,030 of principal of the Bridge Notes sold in the Bridge Financing (as described below). The Offering for the remaining 11,799,880 PPO Units (not including any Over-Allotment PPO Units) will continue after the closing of the Merger. The net cash proceeds from the sale of the PPO Units, after deducting fees and expenses related to the Offering, will be used for working capital purposes.

We paid the placement agent, Gottbetter Capital Markets, LLC (the “Placement Agent”), in connection with the initial closing of the Offering a commission of 8% of the funds raised from investors in the Offering that were directly introduced to us by the placement agent (or $10,000), excluding funds attributable to converted bridge notes. The Placement Agent received an additional cash commission of 4%, or approximately $77,000, with respect to the principal amount of Bridge Notes converted into PPO Units. Prior to the commencement of the Offering, we also paid the Placement Agent a cash commission of 4% of the $1,925,030 raised from investors in the Bridge Financing which was approximately $77,000. In addition, the Placement Agent received five-year warrants (the “Broker Warrants”) to purchase a number of shares of our Common Stock equal to 8% of the PPO Units sold to investors in the Offering that were directly introduced to us by the placement agent, including PPO Units issued in connection with the conversion of the Bridge Notes. The Broker Warrants are identical to the Investor Warrants in all material respects except that (i) their resale of the common stock underlying them is not covered by a registration statement; and (ii) they have an exercise price of $0.25 per share. As a result of the foregoing arrangement, at the initial closing of the Offering, the placement agent was paid commissions of approximately $164,000 and was issued Broker Warrants to purchase approximately 656,000 shares of our Common Stock.

In connection with the conversion of $1,925,030 principal amount of Bridge Notes into PPO Units, the holders of the Bridge Notes received 7,700,120 five-year bridge warrants (the “Bridge Warrants”), each exercisable to purchase one share of our Common Stock. 3,850,060 of the Bridge Warrants are exercisable at $0.25 per share and 3,850,060 of the Bridge Warrants are exercisable at $0.50 per share. Except as to exercise price, the Bridge Warrants are identical, in all material respects to the Investor Warrants.

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The forms of the Investor Warrant, Broker Warrant, and Bridge Warrant issued in connection with the Offering are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report and are incorporated herein by reference.

The Bridge Financing

Prior to the commencement of the Offering, we completed a bridge financing (the “Bridge Financing”), wherein we sold an aggregate of $1,925,030 in principal amount of bridge notes (the “Bridge Notes”) to certain accredited investors and non-U.S. Persons. The Bridge Notes were converted into 7,700,120 PPO Units at the initial closing of the Offering. As provided in the subscription documents for the PPO Units, the principal amount of the Bridge Notes converted into the PPO Units were included in achieving the Minimum Offering Amount in the Offering.

The net proceeds from the sale of the Bridge Notes, after deducting fees and expenses related to the Bridge Financing, were used to make a secured bridge loan to BLB. The Bridge Notes were secured by: (i) a first priority security interest in all of Pubco’s assets relating to the Bridge Loan, (ii) a first priority security interest in all of the tangible and intangible assets of BLB, and (iii) a pledge by the shareholders of BLB of 100% of the outstanding capital stock of BLB.

The Merger, the Offering, the Bridge Financing, the Split-Off (as described below) and the related transactions are collectively referred to in this Current Report as the “Transactions.”

The Licensor Warrants

In connection with the closing of the Merger, we issued an aggregate of 10,000,000 warrants (the “Licensor Warrants”) to the Licensors (as defined below) in accordance with BLB’s May 9, 2012 Licensing Agreement with 2Die4Kourt, Inc., Kimsaprincess, Inc. and Khlomoney, Inc. The form of the Licensor Warrants is attached as Exhibit 4.4 to this Current Report and is incorporated herein by reference.

Registration Rights

All of the securities issued in connection with the Transactions are “restricted securities,” and as such are subject to all applicable restrictions on transfer specified by federal and state securities laws.

On the Closing Date, we entered into a registration rights agreement with the investors in the Offering and the Bridge Financing (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, we committed to file a registration statement on Form S-1, or other applicable form, covering the resale of (i) our Common Stock underlying the Bridge Warrants, (ii) our Common Stock underlying the PPO Units sold or to be sold in the Offering, and (iii) our Common Stock underlying the Investor Warrants (including securities issued in the Offering as a result of the conversion of the Bridge Notes, but not our Common Stock that is issuable upon exercise of the Broker Warrants) (collectively, the “Registrable Securities”) within 90 days from the final closing of the Offering (the “Filing Date”), and to use commercially reasonable efforts to cause the registration statement to become effective no later than 150 days after it is filed (the “Effectiveness Date”).

We agreed to use our commercially reasonable efforts to maintain the effectiveness of the registration statement for at least one year from the date the registration statement is declared effective by the SEC or for such shorter period ending on the earlier to occur of (i) until Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), is available to investors in the Offering with respect to all of their Registrable Securities or (ii) the date when all of the Registrable Securities registered thereunder shall have been sold. We will be liable for monetary penalties equal to 1% of the purchase price per PPO Unit paid by such investor in the Offering for the Registrable Securities then held by each investor for each full period of period of 30 days if we fail to file the registration statement by the Filing Date or if we fail to use our reasonable efforts to have the registration statement declared effective by the Effectiveness Date until such failure is cured. The payment amount shall be prorated for partial 30 day periods. The maximum aggregate amount of payments to be made by us as the result of such failures, whether by reason of a filing deadline failure, effectiveness deadline failure or any combination thereof, shall be an amount equal to 10% of the purchase price per POP Unit paid by such investor in the Offering for the Registrable Securities held by such investor at the time of the first occurrence of such failure to file with, or to have the registration statement be declared effective by, the SEC.

Moreover, no such payments shall be due and payable with respect to any Registrable Securities we are unable to register due to limits imposed by the SEC’s interpretation of Rule 415 under the Securities Act. The holders of any Registrable Securities removed from the registration statement as the result of a Rule 415 comment or other comment from the SEC shall have “piggyback” registration rights for the shares of our Common Stock or our Common Stock underlying the Registrable Securities, until such shares can be sold without limitation under Rule 144, with respect to any registration statement filed by the Company following the effectiveness of the registration statement which would permit the inclusion of these shares.

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We will pay all expenses in connection with any registration obligation provided in the registration rights agreement, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with applicable securities laws, and the fees and disbursements of our counsel and of our independent accountants. Each investor will be responsible for its own underwriting discounts and commissions, transfer taxes and the expenses of any attorney or other advisor such investor decides to employ.

The form of the Registration Rights Agreement is attached as Exhibit 10.6 to this Current Report and is incorporated herein by reference.

Split-Off Agreement and General Release Agreement

In conjunction with the Merger and immediately following the Merger, BGI will split off (the “Split-Off”) its wholly owned subsidiary, BOLDFACE Split Corp., a Nevada corporation (“Split Corp.”). The Split-Off was accomplished through the exchange of 189,781,000 shares of our Common Stock held by Noah Levinson (the “Split-Off Shareholder”) for all of the issued and outstanding shares of common stock of Split Corp. All of the assets and liabilities of BGI immediately following the Merger, excluding any BLB assets and liabilities assumed in the Merger, were transferred to Split Corp. The Split-Off will be accomplished pursuant to the Split-Off Agreement, dated as of July 12, 2012, and the General Release Agreement, dated as of July 12, 2012, each entered into among us, Split Corp. and the Split-Off Shareholder, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report and are incorporated herein by reference.

Indemnification Agreement with John Derby

As previously reported in our Current Reports on Form 8-K filed with the SEC, from August to September 2011, we conducted a series of closings of a private placement (the “Prism Offering”) in which we sold an aggregate of $2,000,000 principal amount of our 8% Secured Convertible Promissory Notes (the “Prism Notes”) to certain investors, and the net proceeds of the sale of the Prism Notes were used by us to make a loan (the “Bridge Loan”) to Prism Corporation, an Oklahoma corporation (“Prism”), a privately held company active in the oil, gas and energy business in several states of the southern and western United States. Prism defaulted on the Prism Notes, and discussions between us and Prism relating to a potential merger were terminated.

In conjunction with the Merger, on May 31, 2012, John Derby, a holder of substantial portion of the Prism Notes, entered into an Indemnification Agreement with us, pursuant to which Mr. Derby agreed that as a holder of a substantial portion of the Prism Notes he stands to gain from the actions of the collateral agent under the security agreement, entered into in connection with the issuances of the Prism Notes. In consideration thereof Mr. Derby agreed to provide for the indemnification, advancement, reimbursement and insurance of certain of our liabilities and expenses and all of our liabilities, claims and any other damages (the “Damages”) arising out of or related to any threatened, pending or completed action, suit, proceeding, inquiry or investigation, whether civil, criminal, administrative or other, and any interest, assessments, excise taxes or other charges paid or payable in connection with or in respect of any of the foregoing, incurred by us and each of our past, present and future officers, directors, stockholders, and each of their respective representatives, agents, affiliates, successors and assigns arising solely out of our sale to the purchasers of the Prism Notes and related matters. In addition, all of the persons that purchased the Prism Notes entered into a Consent to Assignment Agreement, dated as of July 12, 2012, with us, including a General Release, pursuant to which such purchasers consented to the assignment of all of their rights and obligations to Split-Off Corp and agreed to a general release of the Company for any Damages arising from, or relating to, or in any way connect with, any fact, event, transaction, action or omission that occurred or failed to occur on prior to the date of the Consent to Assignment Agreement relating to the Prism Notes and the underlying security agreement and pledge agreement.

Lock-up Agreements

In connection with the Merger, for a term of 24 months from the Closing Date except in certain limited circumstances, our officers, directors, key employees and holders of 10% or more of our Common Stock after giving effect to the Transactions, who received shares of our Common Stock in connection with the Merger, agreed to “lock-up”, not sell or otherwise transfer or hypothecate directly or indirectly, or effect or agree to effect any short sale of, any of their shares of our Common Stock received in connection with the Merger. The form of Lock-Up Agreement is attached as Exhibit 10.8 to this Current Report and is incorporated herein by reference.

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Current Ownership

Immediately after giving effect to the Transactions, including the PPO Units sold in the initial closing of the Offering which included the conversion of the Bridge Notes, the issuance of shares of our Common Stock to the former BLB stockholders in the Merger, the issuance of the Bridge Warrants and Licensor Warrants, the cancellation of shares owned by the Split-Off Shareholder in the Split-Off, and the Broker Warrants issued to the Placement Agent in connection with the Offering, there were issued and outstanding securities of the Company on the closing of the Transactions as follows:

•	85,200,116 shares of our Common Stock (including an aggregate of 25,000,000 shares received by the former BLB stockholders in the Merger (including the BLB Escrowed Shares) and 8,200,120 shares underlying the PPO Units sold in the initial closing of the Offering);

•	Investor Warrants to purchase an aggregate of 8,200,120 shares of our Common Stock at $1.00 per share issued to the investors in the Offering, including holders of converted Bridge Notes;

•	Broker Warrants to purchase an aggregate of approximately 656,000 shares of our Common Stock at a price of $0.25 per share issued to the placement agent in connection with the Offering;

•	Bridge Warrants to purchase an aggregate of 7,700,120 shares of our Common Stock consisting of 3,850,060 warrants exercisable at $0.25 per share and 3,850,060 warrants exercisable at $0.50 per share; and

•	Licensor Warrants to purchase an aggregate of 10,000,000 shares of our Common Stock at a price of $0.24 per share.

Accounting Treatment; Change of Control

The Merger is being accounted for as a “reverse merger,” and BLB is deemed to be the acquirer in the reverse merger for accounting purposes. Consequently, the assets and liabilities and our historical operations that will be reflected in our financial statements prior to the Merger will be those of BLB, and our consolidated financial statements after completion of the Merger will include the assets and liabilities of BLB, historical operations of BLB and operations of BLB from the Closing Date.

Except as described in the previous paragraphs, no arrangements or understandings exist among our present or former controlling stockholders with respect to the election of members of our board of directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company. Further, as a result of the issuance of the shares of our Common Stock pursuant to the Merger, a change in control of the Company occurred as of the Closing Date.

Forward Stock Split

Prior to the Merger, Pubco effected a 37.9562-for-1 forward stock split on Pubco’s common stock in the form of a dividend with a record date of May 29, 2012 and a payment date of May 30, 2012. All Pubco and BGI share amounts referenced in this Current Report give effect to the forward stock split including those applicable to periods prior to the forward stock split.

Description Of Business

Background

Boldface licensing + branding, a Nevada Corporation (“BLB”), was founded by Nicole Ostoya and Robin Coe-Hutshing (the “Founders”), beauty industry veterans with over 40 years combined experience. BLB’s focus is on licensing top tier entertainment and designer brands for opportunities in the beauty market. BLB contracts to design, manufacture and sell branded color cosmetics, hair preparations, fragrances, home fragrances, skin care, beauty tools, and other beauty products in all channels.

BLB expects to launch its initial brand, “Khroma Beauty by Kourtney, Kim and Khloé” in December 2012 with a holiday collection at Ulta Beauty and other stores, followed by a full brand roll out in January 2013. The vision for the Khroma brand is luxury products at affordable prices in the mass retail channel. Other celebrity licenses are currently in negotiation. BLB has received written commitments to purchase Khroma products from Ulta Beauty, Sears, Kmart and Meijer, and is currently in active discussions with other retailers, including some of the largest pharmacy chains in the United States, regarding the Khroma products.

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BLB’s Business Strategy

BLB’s business strategy is to profitably grow its business by building strong brands, developing broad organizational capabilities, expanding brands globally, and adding new value to BLB with additional licenses and ancillary products to existing licenses.

Celebrity Licensing Agreements

As more fully discussed herein, our business will be dependent on our ability to enter into celebrity licensing agreements. Consistent with our business strategy, we have entered into the following two celebrity licensing agreements and expect to enter into additional celebrity agreements, although no assurance can be given that this will prove to be the case.

Khroma License Agreement

On May 9, 2012, BLB, entered into a licensing agreement (the “Khroma License Agreement”) with 2Die4Kourt, Inc., a California corporation wholly owned by Kourtney Kardashian, Kimsaprincess, Inc., a California corporation wholly owned by Kim Kardashian, and Khlomoney, Inc., a California corporation wholly owned by Khloé Kardashian (collectively, the “Licensors”) whereby BLB (i) acquired the exclusive worldwide right and license to use certain trademarks owned by the Licensors in connection with the development, manufacture, production, distribution, advertisement, promotion and sale of a line of cosmetic consumer products, including a high end line of any of such products to be sold at certain high end retailers; and (ii) obtained certain ancillary services of each of the aforementioned Kardashian sisters, including for the purpose of promotion and marketing support of the licensed products. The acquired license right includes BLB’s right to sublicense the license as it relates to the manufacture of the licensed products. The term of Khroma License Agreement is four years, with an 18-month renewal option in favor of BLB. Pursuant to the Khroma License Agreement, BLB agreed to make certain royalty payments to the Licensors, which are based on a percentage of net sales of the licensed products. The Licensors are also entitled to receive certain guaranteed minimum royalties during each contract year. Additionally, in connection with the Khroma License Agreement, we issued the Licensor Warrants to the Licensors as more fully discussed elsewhere in this Current Report.

Lopez License Agreement

On July 11, 2012, BLB entered into a license agreement (the “Lopez License Agreement”) with Pez-Mar, Via Mar Productions Inc., a corporation wholly owned by Mario Lopez (the “Licensor”), whereby BLB (i) acquired the exclusive right and license to use the certain trademarks owned by the Licensor in connection with the development, manufacture, production, distribution, advertisement, promotion and sale of a line of male fragrances, toiletries and other agreed upon products within the United States and its territories and possessions, Canada, Mexico and “duty-free” zones and shops; and (ii) obtained certain ancillary services of Mr. Lopez, including for the purpose of promotion and marketing support of the licensed products. The term of the Lopez License Agreement is three “contract” years, commencing on July 11, 2012 and continuing through February 2016. Pursuant to the Lopez License Agreement, BLB agreed to make certain royalty payments to the Licensor, which are based on a percentage of net sales of the licensed products. The Licensor is also entitled to receive certain guaranteed minimum royalties during each contract year.

Marketing

BLB intends to market its consumer product lines principally in mass retail channels and certain other channels both within and outside of the United States.

BLB anticipates using print, television, and Internet advertising, as well as point-of-sale merchandising, including displays and samples, as well as other marketing means. BLB intends to maintain separate websites for each of its celebrity brands, which will feature product and promotional information for BLB’s various brands.

BLB intends to work with the marketing and PR firms of its celebrity licensors, and has engaged Alison Brod PR to generally promote its brands.

New Product Development and Research and Development

BLB has retained Gold Grenade, LLC, a beauty and fragrance product development firm (“Gold Grenade”), an affiliate of our Chief Executive Officer and President, to conduct research and development, testing, translation (of packaging copy) and compliance (collectively, “R&D”), on behalf of BLB. Gold Grenade will identify consumer needs and shifts in consumer preferences in order to develop new products, introduce line extensions and redesign or reformulate existing products to satisfy such needs or preferences.

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Manufacturing

BLB will not manufacture its products, but rather will contract with reputable third-party cosmetics and beauty manufacturers. BLB will continue to review its manufacturing needs and work with Gold Grenade and its outside manufacturers to identify opportunities to reduce costs and operate as efficiently as possible.

Distribution

BLB intends to sell its products primarily through mass retailers throughout the United States, but also abroad with a specific focus on countries in which BLB’s celebrity licensors have a wide following.

Customers

BLB expects that the principal customers for its Khroma line of products will consist of large mass volume retailers and chain drug stores, traditional, home shopping and online. BLB has already received written commitments for the purchase of Khroma products from Ulta Beauty, Sears, Kmart and Meijer. The Founders also have business relationships with mass retailers such as Target, Walgreens, CVS, Duane Reade, Boots, JCPenney, Sephora, Nordstrom, Bloomingdales, Henri Bendel, Fred Segal, Kitson, HSN, QVC, Liberty of London, Selfridges, Harrods, Harvey Nichols, Shoppers Drug Mart (Canada) and Mecca Cosmetica (Australia), and BLB will attempt to establish relationships with such retailers, plus others, to carry its other products.

Competition

The consumer beauty products business is highly competitive. BLB will compete primarily by: developing quality products with innovative features, shades, finishes, components and packaging; featuring highly visible celebrity licensors and endorsers; educating consumers about the benefits of BLB’s products; offering attractively priced products; maintaining positive brand recognition; ensuring product availability through effective planning and replenishment collaboration with retailers; and working with outside marketing and PR firms and sales representatives to maximize advertising, marketing and promotion of its products, as well as optimizing its retail floor space, in-store positioning and effective presentation of its products at retail.

Although BLB is unique in that its focus is on celebrity-driven branding, it views its competitors as those companies whose cosmetics and beauty products are widely distributed at mass retailers.

Patents, Trademarks and Proprietary Technology

BLB considers trademark and patent protection to be critically important to its business. Significant trademarks for which BLB has applied for federal registration to date include Kardashian Khroma, Khroma, Kardazzle, Kardashian Kurve, Khroma Beauty by Kourtney, Kim and Khloé, and Khroma Beauty Million Dollar Mask. BLB intends to apply for foreign trademark protection for its brands in all applicable jurisdictions.

BLB intends to file patents in the ordinary course of its business with respect to its new technologies. BLB intends to protect certain of its packaging and component concepts through patents. Patents in the United States are effective for up to 20 years and international patents are generally effective for up to 20 years.

BLB has applied for the following URLs: khromabeauty.com; boldfacegroup.com; boldfacelicensing.com; and boldfacelicensingandbranding.com.

Government Regulation

BLB will be subject to regulation by the Federal Trade Commission and the Food and Drug Administration (the “FDA”) in the United States, as well as various other federal, state, local and foreign regulatory authorities in which BLB will conduct operations or sell its products. The Federal Food, Drug, and Cosmetic Act, administered by the FDA, prohibit the marketing of adulterated or misbranded cosmetics in interstate commerce. The Fair Packaging and Labeling Act, also administered by the FDA, require cosmetics companies to include an ingredient declaration to enable consumers to make informed purchasing decisions. The FDA's legal authority over cosmetics is different from other products regulated by the agency, such as drugs, biologics, and medical devices. Cosmetic products and ingredients are not subject to FDA premarket approval authority, with the exception of color additives. However, the FDA may pursue enforcement action against violative products, or against firms or individuals who violate the law. BLB will only conduct business with third-party manufacturers who maintain compliance with federal, state, local and foreign environmental and other laws and regulations.

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Employees

As of June 15, 2012, BLB employed eight people. BLB expects to grow to approximately fifteen employees within the next 18-24 months. None of BLB’s employees are covered by a collective bargaining agreement.

Company Facilities

BLB entered into a one-year lease of approximately 800 square feet of office space located at 1309 Pico Blvd., Suite #A, Santa Monica, California 90405 (the “Premises”). BLB’s executive office will be located at the Premises. The monthly rent of the Premises is $1,785, and BLB has no renewal or extension options.

Capital Expenditures

BLB anticipates incurring certain capital expenditures in its first year of operations, including for office furniture, computers, software and other office equipment. BLB does not anticipate such capital expenditures to be significant during its first year of operations.

Legal Proceedings

We are, from time to time, a party to litigation that arises in the normal course of our business operations. Currently, no legal proceedings, government actions, administrative actions, investigations or claims are pending against us or involve us that, in the opinion of our management, could reasonably be expected to have a material adverse effect on our business and financial condition.

Available Information

We are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”). Reports filed with the SEC pursuant to the Exchange Act, including our annual and quarterly reports, and other reports we file with the SEC, can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Investors may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. Investors can request copies of these documents upon payment of a duplicating fee by writing to the SEC. The reports we file with the SEC are also available on the SEC’s website (http://www.sec.gov).

Risk Factors

An investment in our securities involves a high degree of risk. You should not invest in our securities if you cannot afford to lose your entire investment. In deciding whether you should invest in our securities, you should carefully consider the following information together with all of the other information contained in this Current Report. Any of the following risk factors can cause our business, prospects, financial condition or results of operations to suffer and you to lose all or part of your investment.

Risks Related to Our Business

BLB has a limited operating history and competes in rapidly evolving markets, which makes its future operating results difficult to predict.

BLB was incorporated on April 26, 2012. BLB has a limited operating history in an industry characterized by changing customer needs, evolving industry standards and frequent introductions of new products and services. BLB entered into a Licensing Agreement with 2Die4Kourt, Inc., Kimsaprincess, Inc. and Khlomoney, Inc., dated as of May 9, 2012, a License Agreement with Pez-Mar, Via Mar Productions Inc., dated as of July 11, 2012, and expects to enter into additional celebrity licensing agreements although no assurance can be given that this will prove to be the case. These factors make it difficult to predict our post-Merger operating results, which may impair our ability to manage our business and our investors’ ability to assess our prospects.

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The failure of BLB to effectively anticipate and respond to market trends and changes in consumer preferences could have a material adverse effect on our business, financial condition and results of operations.

Our success depends in large part on our ability to anticipate, gauge and react in a timely and effective manner to changes in consumer spending patterns and preferences for beauty and other consumer products. We must continually work to develop, produce and market new products, maintain and enhance the recognition of our brands, achieve a favorable mix of products, and refine our approach as to how and where we market and sell products. While we intend to devote considerable effort and resources to shape, analyze and respond to consumer preferences, consumer spending patterns and preferences are difficult to predict and can change rapidly. If we are unable to anticipate and respond to trends in the market for beauty and other consumer products and changing consumer demands, our business, financial condition and results of operations could materially suffer.

Furthermore, material shifts or decreases in market demand for our products, including changes in consumer spending patterns and preferences, could result in us being unable to sell products (i) in sufficient quantities or (ii) at anticipated prices. In addition, these shifts and changes could result in increased product returns by our customers and excess inventory levels. To the extent we experience one or more of these adverse results, it could have a material adverse effect on our business, financial condition and results of operations.

If we are unable to manage our anticipated post-Merger growth effectively, our business could be adversely affected.

We anticipate that a significant expansion of our operations and addition of new personnel will be required in all areas of our operations in order to implement our post-Merger business plan. Our future operating results depend to a large extent on our ability to manage this expansion and growth successfully. For us to continue to manage such growth, we must put in place legal and accounting systems, and implement human resource management and other tools. We have taken preliminary steps to put this structure in place. However, there is no assurance that we will be able to successfully manage this anticipated rapid growth. A failure to manage our growth effectively could materially and adversely affect our ability to market and sell our products.

The beauty business is highly competitive, and if we are unable to compete effectively our results will suffer.

We will face vigorous competition from companies throughout the United States and the world, including multinational consumer product companies. Most of these competitors have greater resources than we do and may be able to respond to changing business and economic conditions more quickly than us. Competition in the beauty business is based on pricing of products, innovation, perceived value, service to the consumer, promotional activities, advertising, special events, new product introductions, e-commerce and m-commerce initiatives and other activities. It is difficult for us to predict the timing and scale of our competitors’ actions in these areas. Our ability to compete will also depend on the continued strength of our brands, our ability to attract and retain key talent and other personnel and the efficiency of our manufacturing channels and distribution networks.

The behavior of our celebrity licensees may impact the marketing and sale of our products.

Our business will be dependent on celebrity licensing agreements. Our ability to successfully market, promote and sell our products will be tied, to a certain extent, to the popularity of our celebrity licensees. Any negative publicity associated with our celebrity licensees by reason of offensive or shocking conduct, or otherwise, could affect our product sales and have a material adverse effect on our business, financial condition and results of operations.

A general economic downturn or sudden disruption in business conditions may affect consumer purchases of discretionary items and/or the financial strength of customers that are retailers, which could adversely affect our financial results.

The general level of consumer spending is affected by a number of factors, including general economic conditions, inflation, interest rates, energy costs, and consumer confidence generally, all of which are beyond our control. Consumer purchases of discretionary items tend to decline during recessionary periods, when disposable income is lower, and may impact sales of our products. A decline in consumer purchases of discretionary items will also tend to impact our customers that are retailers. A downturn in the economies in which we expect to sell our products or a sudden disruption of business conditions in those economies could adversely affect our sales and profitability.

Our success depends, in part, on the quality and safety of our products.

Our success depends, in part, on the quality and safety of our products. If our products are found to be defective or unsafe, or if they otherwise fail to meet our consumers’ standards, our relationships with customers or consumers could suffer, the appeal of one or more of our brands could be diminished, and we could lose sales and/or become subject to liability claims, any of which could result in a material adverse effect on our business, results of operations and financial condition.

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A disruption in operations or our supply chain could adversely affect our business and financial results.

As we anticipate being a company engaged in the manufacture (through third-party manufacturers) and distribution of beauty products, our future operations will be subject to the risks inherent in manufacturing and distribution activities, including industrial accidents, environmental events, strikes and other labor disputes, disruptions in supply chain or information systems, loss or impairment of key manufacturing sites, product quality control, safety, licensing requirements and other regulatory issues, as well as natural disasters and other external factors over which we have no control. If such an event were to occur, it could have an adverse effect on our business and financial results.

If we are unable to protect our intellectual property rights, specifically trademarks, our ability to compete could be negatively impacted.

The market for our products will depend to a significant extent upon the value associated with our product innovations and our brand equity. We expect to own the material trademarks used in connection with the marketing and distribution of our major products. There can be no assurance with respect to the rights associated with our intellectual property.

Our success depends, in part, on our key personnel.

Our post-Merger success will depend, in part, on our ability to retain our key personnel, including Nicole Ostoya, our President and Chief Executive Officer. The unexpected loss of one or more of our key employees could adversely affect our business. Our success also depends, in part, on our ability to identify, hire, train and retain other highly qualified personnel. Competition for these employees can be intense. We may not be able to attract, assimilate or retain qualified personnel in the future, and our failure to do so could adversely affect our business. This risk may be exacerbated by the stresses associated with the implementation of our strategic plan and other initiatives.

Our success depends on our ability to execute fully our business strategy.

Our ability to implement the key initiatives of our business strategy is dependent upon a number of factors, including our ability to:

•	enter into additional celebrity licensing agreements;
•	establish, maintain and increase our beauty sales and market share, and strengthen the image of our brands;
•	implement appropriate product mix and pricing strategies and achieve anticipated benefits from these strategies;
•	realize efficiencies across our supply chain, marketing processes, sales model and organizational structure;
•	implement our outsourcing strategies;
•	effectively manage inventory and implement initiatives to reduce inventory levels, including the potential impact on cash flows and obsolescence; and

•	secure short and long-term financing, or financing at attractive rates.

There can be no assurance that any of these initiatives will be successfully and fully executed in the amounts or within the time periods that we expect.

Risks Related to the Offering and the Merger

If we do not raise the Maximum Offering Amount, our ability to fully implement our business plan will be limited. In addition, even if the Maximum Offering Amount is raised, we may need additional financing from other sources and any limitation on the ability to obtain such additional financing could have a material adverse effect on our business, financial condition and results of operations.

In order to fully implement our post-Merger business plan, we will need to raise the Maximum Offering Amount. If we raise less than the Maximum Offering Amount, our ability to expand our sales team as needed to expand to other regions and otherwise fully implement our post-Merger business plan, will be limited. In addition, although management believes that the Maximum Offering Amount will be sufficient to meet our objectives, there can be no assurance that we will not require additional capital. This could result in dilution to our stockholders. In addition, there is no assurance that we will be able to obtain additional capital if we need it, or that if available, it will be available to us on favorable or reasonable terms. Any limitation on our ability to obtain additional capital could have a material adverse effect on our business, financial condition and results of operations.

Because the Merger will be a reverse merger, we may not be able to attract the attention of major brokerage firms, which may limit the liquidity of our Common Stock and may make it more difficult for us to raise additional capital in the future.

Additional risks may exist because the Merger will be a “reverse merger.” Certain SEC rules are more restrictive when applied to reverse merger companies, such as the ability of stockholders to resell their shares of Common Stock pursuant to Rule 144. In addition, securities analysts of major brokerage firms may not provide coverage of our Common Stock following the Merger because there may be little incentive for brokerage firms to recommend the purchase of our Common Stock. As a result, our Common Stock may have limited liquidity and investors may have difficulty selling it. In addition, we cannot assure you that brokerage firms will want to conduct any secondary offerings on our behalf if we seek to raise additional capital in the future. Our inability to raise additional capital may have a material adverse effect on our business.

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If we are unable to register the resale of the shares comprising part of the PPO Units, the Shares underlying the Investor Warrants comprising part of the PPO Units and the shares underlying the Bridge Warrants in a timely manner as required by the Registration Rights Agreement, we may have to pay cash penalties in connection with such failure. Our use of cash to pay such penalties may limit our ability to use such cash for other business purposes, which could have a material adverse effect on our business.

We have agreed, at our expense, to prepare and file a registration statement with the SEC within 90 calendar days from the final closing of the Offering. We have also agreed to use our commercially reasonable efforts to cause such registration statement to be declared effective by the SEC within 150 calendar days of filing with the SEC. The registration statement will cover the resale of the shares comprising part of the PPO Units, the shares underlying the Investor Warrants comprising part of the PPO Units and the shares underlying the Bridge Warrants. There are many reasons, including some over which we have little or no control, which could delay our filing of the registration statement beyond such 90-day deadline or which could prevent the registration statement from being declared effective by the SEC by such 150-day deadline, including delays resulting from the SEC review process and comments raised by the SEC during that process. In the event that the registration statement is not filed, or we fail to use our commercially reasonable efforts to have it declared effective within these deadlines, we may be required to pay cash penalties in accordance with the terms of the Registration Rights Agreement (as more fully discussed above under the section captioned “The Merger and Related Transactions — Registration Rights”). As a result, we may be required to divert cash from other business purposes to pay such cash penalties, which could have a material adverse effect on our business.

If unknown pre-Merger liabilities should arise or known pre-Merger liabilities are not paid according to our agreement with the transferee, we may be required to divert our cash from other business purposes to discharge such liabilities, which may have an adverse effect on our post-Merger business.

Although we will be transferring certain assets and liabilities of ours relating to our pre-Merger shell operations in connection with the Merger, there can be no assurance that such transfer will release us of all such liabilities. If the transferee does not pay such liabilities or unknown liabilities arise, we may be required to divert cash from other business purposes to discharge such liabilities, which may have an adverse effect on our post-Merger business.

Risks Related to Our Common Stock

We do not expect to pay dividends on our Common Stock.

We have no plans to pay dividends on our Common Stock for the foreseeable future. Because we do not plan to pay dividends on our Common Stock, our stock may be less attractive to some investors, which could adversely affect our stock price.

If we fail to maintain proper and effective internal controls, our ability to produce accurate and timely financial statements could be impaired, which could harm our operating results, our ability to operate our business and investors’ views of us.

Ensuring that we have adequate internal financial and accounting controls and procedures in place so that we can produce accurate financial statements on a timely basis is a costly and time-consuming effort that will need to be evaluated frequently. Section 404 of the Sarbanes-Oxley Act requires public companies to conduct an annual review and evaluation of their internal controls. Our failure to maintain the effectiveness of our internal controls in accordance with the requirements of the Sarbanes-Oxley Act could have a material adverse effect on our business. We could lose investor confidence in the accuracy and completeness of our financial reports, which could have an adverse effect on the price of our Common Stock. In addition, if our efforts to comply with new or changed laws, regulations and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to practice, regulatory authorities may initiate legal proceedings against us and our business may be harmed.

A trading market for our Common Stock may not develop or be sustained, and you may not be able to resell your shares of our Common Stock underlying the PPO Units or the Investor Warrants.

No trading market for our Common Stock presently exists. We cannot assure you that a market for our Common Stock will develop in the foreseeable future or, if developed, that it will be sustained. As a result, you may not be able to resell your shares of our Common Stock underlying the PPO Units or the Investor Warrants.

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Our Common Stock will likely be considered a “penny stock,” which is likely to limit its liquidity and make it more difficult for us to raise additional capital in the future.

The market price of our Common Stock is, and will likely remain for the foreseeable future, less than $5.00 per share, and therefore will be a “penny stock” according to SEC rules, unless our Common Stock is listed on a national securities exchange. The OTC Bulletin Board is not a national securities exchange. Designation as a “penny stock” requires any broker or dealer selling these securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities. These rules may restrict the ability of brokers or dealers to sell our Common Stock and may affect the ability of current holders of our Common Stock to sell their shares. Such rules may also deter broker-dealers from recommending or selling the Common Stock, which may further limit its liquidity. This may also make it more difficult for us to raise additional capital in the future.

The price of our Common Stock may become volatile, which could lead to losses by investors and costly securities litigation.

The future trading price of our Common Stock may become highly volatile and could fluctuate in response to factors such as:

•	actual or anticipated variations in our operating results;
•	announcements of developments by us or our competitors;
•	announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;
•	adoption of new accounting standards affecting our industry;
•	additions or departures of key personnel;
•	sales of our Common Stock or other securities in the open market; and

•	other events or factors, many of which are beyond our control.

As a former shell company, resales of shares of our restricted common stock in reliance on Rule 144 of the Securities Act are subject to the requirements of Rule 144(i).

Rule 144 under the Securities Act, which generally permits the resale, subject to various terms and conditions, of restricted securities after they have been held for six months will not immediately apply to our Common Stock because we were at one time designated as a “shell company” under SEC regulations. Pursuant to Rule 144(i), securities issued by a current or former shell company that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 until one year after the date on which the issuer filed current “Form 10 information” (as defined in Rule 144(i)) with the SEC reflecting that it ceased being a shell company, and provided that at the time of a proposed sale pursuant to Rule 144, the issuer has satisfied certain reporting requirements under the Exchange Act. The filing of this Current Report starts the running of such one year period. Because, as a former shell company, the reporting requirements of Rule 144(i) will apply regardless of holding period, restrictive legends on certificates for shares of our Common Stock cannot be removed except in connection with an actual sale that is subject to an effective registration statement under, or an applicable exemption from the registration requirements of, the Securities Act.

You may experience dilution of your ownership interests because of the future issuance of additional shares of our Common Stock.

In the future, we may issue our authorized but previously unissued equity securities, resulting in the dilution of the ownership interests of our present stockholders. We are currently authorized to issue an aggregate of 310,000,000 shares of capital stock consisting of 300,000,000 shares of our Common Stock and 10,000,000 shares of preferred stock with preferences and rights to be determined by our board of directors. As of July 12, 2012, there were 85,200,116 shares of our Common Stock and no shares of our preferred stock outstanding, after giving effect to the Merger, the Offering and the Split-Off (including an aggregate of 25,000,000 shares received by the former BLB stockholders in the Merger (including the BLB Escrowed Shares) and 8,200,120 shares underlying the PPO Units sold in the initial closing of the Offering). There are 20,000,000 shares of our Common Stock reserved for issuance under our 2012 Equity Incentive Plan.

Any future issuance of our equity or equity-backed securities may dilute then-current stockholders’ ownership percentages and could also result in a decrease in the fair market value of our equity securities, because our assets would be owned by a larger pool of outstanding equity. As described above, we may need to raise additional capital through public or private offerings of our common or preferred stock or other securities that are convertible into or exercisable for our Common Stock or preferred stock. We may also issue such securities in connection with hiring or retaining employees and consultants, as payment to providers of goods and services, in connection with future acquisitions or for other business purposes. Our board of directors may at any time authorize the issuance of additional common or preferred stock without common stockholder approval, subject only to the total number of authorized common and preferred shares set forth in our certificate of incorporation. The terms of equity securities issued by us in future transactions may be more favorable to new investors, and may include dividend and/or liquidation preferences, superior voting rights and the issuance of warrants or other derivative securities, which may have a further dilutive effect. Also, the future issuance of any such additional shares of common or preferred stock or other securities may create downward pressure on the trading price of our Common Stock. There can be no assurance that any such future issuances will not be at a price (or exercise prices) below the price at which shares of our Common Stock are then traded.

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We may obtain additional capital through the issuance of preferred stock, which may limit your rights as a holder of our Common Stock.

Without any stockholder vote or action, our board of directors may designate and approve for issuance shares of our preferred stock. The terms of any preferred stock may include priority claims to assets and dividends and special voting rights which could limit the rights of the holders of our Common Stock. The designation and issuance of preferred stock favorable to current management or stockholders could make any possible takeover of us or the removal of our management more difficult.

Management's Discussion and Analysis of Financial Condition and Results of Operations

The following discussion should be read in conjunction with the financial information included elsewhere in this Current Report, including our audited financial statements for the period from inception (April 26, 2012) through May 31, 2012 and the related notes. References in this Management’s Discussion and Analysis of Financial Condition and Results of Operations to “us,” “we,” “our,” and similar terms refer to BOLDFACE licensing + branding, a Nevada corporation. This discussion includes forward-looking statements, as that term is defined in the federal securities laws, based upon current expectations that involve risks and uncertainties, such as plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of a number of factors. Words such as “anticipate,” “estimate,” “plan,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions are used to identify forward-looking statements.

We caution you that these statements are not guarantees of future performance or events and are subject to a number of uncertainties, risks and other influences, many of which are beyond our control, which may influence the accuracy of the statements and the projections upon which the statements are based. Factors that may affect our results include, but are not limited to, the risk factors elsewhere in this Current Report. Any one or more of these uncertainties, risks and other influences could materially affect our results of operations and whether forward-looking statements made by us ultimately prove to be accurate. Our actual results, performance and achievements could differ materially from those expressed or implied in these forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise.

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Plan of Operations

BGI is a development stage company and has just recently acquired the business and intellectual property assets of BLB. BLB’s focus is on licensing top tier entertainment and designer brands for opportunities in the beauty market. BLB contracts to design, manufacture and sell branded color cosmetics, hair preparations, fragrances, home fragrances, skin care, beauty tools, and other beauty products in all channels. BLB has not yet generated or realized any revenues from its operations to date.

Our auditors have issued a going concern opinion. This means that there is substantial doubt that we can continue as an on-going business for the next twelve months unless we obtain additional capital. This is because we have not generated any revenues.

Results of Operations, Liquidity and Capital Resources for the period from inception (April 26, 2012) through May 31, 2012

Results of operations

Our net loss since inception is $356,041. Since inception, we have incurred general and administrative expenses of $54,092, research and development expenses of $38,047, royalty expense of $38,596, professional fees of $59,953, product development fee of $150,000 and interest expense of $15,353.

Since inception, we issued 100,000 shares of our common stock to our founders for an aggregate subscription price of $100.

Liquidity and capital resources

As of the date of this Current Report, we have yet to generate any revenues from our business operations.

As of May 31, 2012, our total assets were $1,364,106 and our total liabilities were $1,720,047 comprised of $150,176 owed to Consultant, a limited liability company owned jointly by the two largest stockholders of BGI (one of whom is the Chief Executive Officer and President of BGI), short-term convertible notes payable to BGI in the amount of $1,500,025, accrued expenses and other current liabilities of $62,058 and accounts payable of $7,788. The short-term notes were issued by us to BGI in order to obtain the funds necessary to run our company prior to the Merger with BGI. These notes were converted into BGI’s shares of common stock upon the consummation of the Merger.

Cash Flows from Operating Activities

We have not generated positive cash flows from operating activities. For the period from the inception (April 26, 2012) through May 31, 2012, net cash used in operating activities was ($1,250,910), consisting primarily of a net loss of ($356,041), prepaid royalty of ($961,404) and prepaid inventory of ($148,404), slightly offset by an amount due to Consultant of $150,176.

Cash Flows from Financing Activities

We have financed our operations primarily from the issuance of short-term convertible notes to BGI. For the period from inception (April 26, 2012) through May 31, 2012, we generated $1,400,587 net cash from financing activities. $1,400,487 was due to the issuance of short-term notes to BGI and $100 was due to the issuance of 100,000 shares of our common stock to our founders.

Plan of Operation and Funding

We expect that working capital requirements will continue to be funded through a combination of our existing funds and further issuances of equity and debt securities. Our working capital requirements are expected to increase in line with the growth of our business.

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We estimate that our expenses over the next 13 months (June 1, 2012 to June 30, 2013) will be approximately $8,970,000 as described in the table below. These estimates do not include any amortized royalty acquisition costs or inventory payments that we may incur in the next 13 months. These estimates may change significantly depending on the nature of our future business activities and our ability to raise capital from shareholders or other sources.

Description	Estimated Completion Date	Estimated Expenses ($)
Legal and accounting fees	June 1, 2012 – July 31, 2013	$348,000
Research and development	June 1, 2012 – July 31, 2013	$266,100
Management and consulting costs	June 1, 2012 – July 31, 2013	$1,700,667
Payments for acquisition of celebrity licenses	June 1, 2012 – July 31, 2013	$181,320
Payments under existing celebrity licenses	June 1, 2012 – July 31, 2013	$50,000
General and administrative expenses	June 1, 2012 – July 31, 2013	$6,423,913
Total		$8,970,000

We have no lines of credit or other bank financing arrangements. Generally, we have financed operations to date through the proceeds of the private placement of equity and convertible debt instruments. In connection with our business plan, management anticipates additional increases in operating expenses and capital expenditures relating to: (i) acquisition of additional celebrity licenses; (ii) payments under existing celebrity licenses, (iii) developmental expenses associated with a start-up business; (iv) research and development costs associated with new product offerings, and (v) management and consulting costs, as well as general administrative expenses, including the costs of being a public company. We intend to finance these expenses with further issuances of debt and equity securities, including the proceeds of any additional funds raised in the Offering. Thereafter, we expect we will need to raise additional capital and generate revenues to meet long-term operating requirements. Additional issuances of equity or convertible debt securities will result in dilution to BGI’s current stockholders. Further, such securities might have rights, preferences or privileges senior to our common stock. Additional financing may not be available upon acceptable terms, or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to take advantage of prospective new business endeavors or opportunities, which could significantly and materially restrict our business operations. With the exception of the ongoing Offering, we currently do not have a specific plan of how we will obtain such funding; however, we anticipate that additional funding will be in the form of equity financing from the sale of BGI’s common stock.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Inflation

The effect of inflation on our revenues and operating results has not been significant.

Critical Accounting Policies

Our financial statements are affected by the accounting policies used and the estimates and assumptions made by management during their preparation. A complete listing of these policies is included in Note 2 – Summary of Significant Accounting Policies of the notes to our financial statements, appearing elsewhere in this Current Report. We have identified below the accounting policies that are of particular importance in the presentation of our financial position, results of operations and cash flows, and which require the application of significant judgment by management.

Method of Accounting

We maintain our accounting records on an accrual method in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

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Use of Estimates

In preparing the financial statements in conformity with US GAAP, management makes estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Revenue Recognition

As required by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 605, Revenue Recognition, we recognize revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collection is probable.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Financial Instruments and Concentrations of Business and Credit Risk

FASB ASC Subtopic 825-10, Financial Instruments, requires disclosure of fair value information about financial instruments. The Company’s financial instruments include cash and cash equivalents, accounts payable and other current assets and liabilities and short term loan. The fair value of these instruments approximates their carrying value due to their relatively short maturities.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains cash balances that at times exceed amounts insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in these accounts and believes it is not exposed to any significant credit risk in this area.

Deferred Financing Costs

Deferred financing costs represent fees paid in connection with obtaining short term loans (see Note 4 to our financial statements appearing elsewhere in this Current Report). These fees are amortized using a method that approximates the effective interest method over the term of the related financing.

As of May 31, 2012, deferred financing costs of $90,835, net of accumulated amortization of $8,703 are presented on the accompanying balance sheet. Amortization of deferred financing costs of $8,703 is included in interest expense in the accompanying statement of operations for the period from April 26, 2012 (inception) through May 31, 2012. The remaining deferred financing costs will be fully amortized by November 16, 2012.

License Acquisition Costs

License acquisition costs represent legal fees paid in connection with obtaining a licensing agreement (see Note 3 to our financial statements appearing elsewhere in this Current Report). These fees are amortized using straight-line method over the term of the licensing agreement. As of May 31, 2012, license acquisition costs of $12,001, net of accumulated amortization of $161 are presented on the accompanying balance sheet. Amortization of license acquisition costs of $161 is included in general and administrative expenses in the accompanying statement of operations for the period from April 26, 2012 (inception) through May 31, 2012.

Recently Issued Accounting Pronouncements

There have been no recently issued Accounting Pronouncements that impact us.

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Securities Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of July 12, 2012, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. Our only class of voting securities is our Common Stock. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement. To our knowledge, there are no pending arrangements, including any pledges by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Unless otherwise indicated in the following table, the address for each person named in the table is c/o BOLDFACE Group, Inc., 1945 Euclid Street, Santa Monica, CA 90404.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]		Percentage of Class[2]
Directors and Executive Officers
Nicole Ostoya	11,875,000	[3]	13.9%
Ashumi Kothary	0		—
Ronald S. Altbach	0		—

5% Stockholders
Robin Coe-Hutshing	11,875,000		13.9%

Darien Ellul Office 1905, 19th Floor Al Thuraya 2, Dubai Media City PO Box 502077, Dubai	7,995,583		9.4%
Adrien Ellul SOHO Square, 21 Lyndhurst Terrace Central, Hong Kong, Hong Kong SAR	6,832,116		8.0%
Bretton James, Inc.[4]	4,579,306		5.4%
Alejandro Agustin Moreno	4,364,963		5.1%
All directors and executive officers as a group (3 persons)	11,875,000	[3]	13.9%

*Less than 1%

[1]	To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our Common Stock beneficially owned by such person, except to the extent such power may be shared with a spouse, which includes shares of our Common Stock that such persons have the right to acquire within 60 days from July 12, 2012.
[2]	Percentages are based upon 85,200,116 shares of our Common Stock outstanding as of July 12, 2012, immediately after giving effect to the Merger, the Offering and the Split-Off (including an aggregate of 25,000,000 shares received by the former BLB stockholders in the Merger (including the BLB Escrowed Shares) and 8,200,120 shares underlying the PPO Units sold in the initial closing of the Offering).
[3]	Excludes (i) 1,800,000 options, exercisable at $0.24 per share, which will be granted to Ms. Ostoya under our 2012 Equity Incentive Plan effective as of the Closing Date, which will vest annually at a rate of 50% beginning on the first anniversary of the Closing Date, and (ii) 5,700,000 options, with an exercise price equal to the fair market value of our Common Stock as of the date of their grant, which we agreed to issue to Ms. Ostoya under our 2012 Equity Incentive Plan on the first anniversary of the Closing Date pursuant to the terms of her employment agreement, which will vest annually at a rate of 33% beginning on the second anniversary date of the Closing Date, in each case, if Ms. Ostoya remains employed by us or any of our subsidiaries on each annual vesting date, and with respect to clause (ii), subject to Company performance conditions and/or milestones as may reasonably be established by our board of directors and to such other customary and reasonable terms determined by our board of directors.

[4]	The address of Bretton James, Inc. is c/o Gottbetter & Partners, LLP, 488 Madison Avenue, 12th Floor, New York, NY 10022. Adam Gottbetter, the President of Bretton James, Inc., has the sole voting and investment power over the reported shares.

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Directors and Executive Officers

Below are the names of and certain information regarding the Company’s current executive officers and directors who were appointed effective as of the closing of the Merger:

Name	Age	Title

Nicole Ostoya	43	Chief Executive Officer, President and Director

Ashumi Kothary	31	Chief Financial Officer and Secretary

Ronald S. Altbach	65	Chairman of the Board of Directors

Directors are elected to serve until our next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or death. Executive officers are appointed by the Board of Directors and serve at its pleasure.

The principal occupation and business experience during at least the past five years for our executive officers and directors is as follows:

Nicole Ostoya, Chief Executive Officer, President, Director

Nicole Ostoya has served as the President and Chief Executive Officer and a director of BLB since May 2012 and was appointed as our President and Chief Executive Officer and a director effective as of July 12, 2012. She co-founded BOLDFACE licensing + branding in April 2012 to focus on top tier entertainment and designer brands for opportunities in the beauty market. In 2010, Ms. Ostoya co-founded, along with her partner Robin Coe-Hutshing, Santa Monica-based Gold Grenade, LLC, a product development, strategic marketing, comprehensive brand management company that specializes in beauty, cosmetics and personal care. From its inception through the present, Ms. Ostoya has served as the Chief Executive Officer for Gold Grenade, LLC. From 2008 to 2010, Ms. Ostoya served as the Chief Executive Officer of Studio Beautymix at Fred Segal where she managed the retail operation and brought several brands to market with Ms. Coe–Hutshing, the founder of Studio Beautymix. From 1987 to 2006, Ms. Ostoya held many executive roles at Nordstrom, Inc., including full line store manager where she was responsible for operations, P&L management, sales and merchandising for the store. Additionally, she held various executive positions in the beauty division, including merchandise manager for cosmetics for Orange County and Los Angeles County, and west coast merchandise manager for fragrances. In 2006, LVMH recruited Ms. Ostoya to open new channels of distribution for its brand Benefit Cosmetics. There she oversaw the company’s Sephora business, launched the brand on QVC, as well as put together an operational structure to take their boutique concepts on the road. Ms. Ostoya has an AA degree from The Fashion Institute of Design and Merchandising, graduating with honors in 1987.

Key Attributes, Experience and Skills: As our Chief Executive Officer and President, Ms. Ostoya brings a deep understanding of the cosmetics industry. Prior to joining us, Ms. Ostoya spent nearly 20 years holding various executive roles with Nordstrom, LVMH, Studio Beautymix at Fred Segal and Gold Grenade. In the process, she acquired significant knowledge and experience in product development, strategic marketing and brand management for the cosmetics industry.

Ashumi Kothary, Chief Financial Officer

Ashumi Kothary has been the Chief Financial Officer of BLB since June 18, 2012 and was appointed as our Chief Financial Officer effective as of July 12, 2012. She has an extensive background in transactional, operational and private equity matters. From December 2010 to June 2012 she was an Engagement Partner at Growthink, a consulting and investment banking firm, where she led investment banking and consulting engagements for the firm and sat on the company’s advisory board. From December 2007 to January 2010, Ms. Kothary was an associate at the consumer products focused private equity fund VMG Partners, in due diligence, acquisition advisory and portfolio management capacities. From November 2006 to November 2007, Ms. Kothary worked for fashion house BCBG MaxAzria, where she managed the retail financial performance of the company’s domestic business, the post-merger integration/restructuring of the “tween” Rave/G&G line, as well as the launch of the company’s e-commerce site. From July 2003 to July 2006, she served at Los Angeles-based investment bank Houlihan Lokey Howard & Zukin advising on sell-side and buy-side engagements, as well as valuations, fairness opinions and solvency assignments. Ms. Kothary graduated from Claremont McKenna College with Honors in 2003, majoring in History and Economics.

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Ronald S. Altbach, Chairman of the Board of Directors

Ronald Altbach has been the Chairman of the board of directors of BLB since May 2012 and was appointed as the Chairman of our Board of Directors effective as of July 12, 2012. From November 2008 through the present he has served as president of Regeneration Capital Group, a merchant bank with a focus on middle market Chinese companies seeking financing and public listings in the US. Regeneration’s sector concentration includes healthcare, education, small business lending, and agriculture. From 2004 through 2008, Mr. Altbach served as the Chief Executive Officer of TableMAX, a gaming equipment manufacturer. From 1998 through 2003, he was Chairman and Chief Executive Officer of Cross Media Marketing, an American Stock Exchange listed company which he founded. From 1994 through 1998, Mr. Altbach served as Vice Chairman of Rosecliff, Inc., a private equity group, and served as Chairman of Paul Sebastian, Inc., one of Rosecliff’s portfolio companies during the same period. Before joining Rosecliff, Mr. Altbach designed and executed alternative distribution strategies for several major US fragrance brands as these brands, primarily public companies, sought new markets and new sources of revenue. His first experience with public companies came in 1984 when a company he founded, Mediacom Industries, merged with a publicly listed shell. Mr. Altbach served as president of Mediacom Filmworks, a subsidiary that produced films, music videos and television specials. Mr. Altbach began his career as a songwriter/producer/performer, most notably with the Beach Boys.

Key Attributes, Experience and Skills:  Mr. Altbach provides our board of directors with considerable experience in capital markets, finance, investing and business and market strategy and significant experience in finance and accounting matters through his work at Regeneration Capital Group and his service in a variety of senior executive positions, including as the Chairman of the Board of Paul Sebastian, Inc., a manufacturer and marketer of fragrance brands. Mr. Altbach also brings to the board of directors public company board experience.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Executive Compensation

Summary Compensation Table

The following table sets forth information concerning the compensation earned by BLB’s principal executive officer and principal financial officer during the period from inception (April 26, 2012) through May 31, 2012. During such period BLB’s principal executive officer and principal financial officer were its sole executive officers.

Name and Principal Position	Period	Salary ($)	Bonus ($)	Option Awards ($)	Total ($)

Nicole Ostoya, Chief Executive Officer and President	April 26, 2012 – May 31, 2012	27,123	—	—	27,123

Ashumi Kothary, Chief Financial Officer and Secretary	April 26, 2012 – May 31, 2012(1)	—	—	—	—

(1) Ms. Kothary became BLB’s Chief Financial Officer and Secretary on June 18, 2012.

Employment Agreements

Nicole Ostoya, Chief Executive Officer and President — On July 12, 2012, we entered into an employment agreement with Ms. Ostoya with a term of three years. Ms. Ostoya’s annual base salary is $250,000 in years one and two and is subject to increase (but not decrease) in year three based upon a market survey conducted under the direction of our Board of Directors. Ms. Ostoya will be eligible to receive an annual cash bonus at the discretion of our Board of Directors based on Company performance goals established by the Board of Directors and targeted at up to 20% of her annual salary. We also agreed to issue to Ms. Ostoya (i) 1,800,000 options, exercisable at $0.24 per share, under our 2012 Equity Incentive Plan effective as of the Closing Date, which will vest annually at a rate of 50% beginning on the first anniversary of the Closing Date, and (ii) 5,700,000 options, with an exercise price equal to the fair market value of our Common Stock as of the date of their grant, under our 2012 Equity Incentive Plan on the first anniversary of the Closing Date pursuant to the terms of her employment agreement, which will vest annually at a rate of 33% beginning on the second anniversary date of the Closing Date, in each case, if Ms. Ostoya remains employed by us or any of our subsidiaries on each annual vesting date, and with respect to clause (ii), subject to Company performance conditions and/or milestones as may reasonably be established by our board of directors and to such other customary and reasonable terms determined by our board of directors.

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Ms. Ostoya will be entitled to receive any perquisites and other fringe benefits provided to our other senior executives. In the event Ms. Ostoya is terminated by us without Cause (as defined in her employment agreement) or she resigns for Good Reason (as defined in her employment agreement), we will be obligated to continue to pay Ms. Ostoya her base salary on our regular payroll dates for the lesser of 12 months and the number of months remaining in the term of her employment agreement, plus any accrued but unused vacation (the “Termination Benefits”). If Ms. Ostoya’s employment is terminated during her employment term by (x) us for Cause, (y) Ms. Ostoya for any reason other than Good Reason or (z) due to her death or Disability (as defined in her employment agreement), then she will not be entitled to receive the Termination Benefits, and shall only be entitled to the compensation and benefits which shall have accrued as of the date of such termination.

Ashumi Kothary, Chief Financial Officer and Secretary — On May 30, 2012, Ms. Kothary entered into an employment agreement with BLB. Ms. Kothary’s employment is “at will” and her base salary is $125,000 per year. We intend to negotiate an employment agreement for a term of years with Ms. Kothary pursuant to which she may be eligible for an annual performance-based bonus, receive awards under our 2012 Equity Incentive Plan and/or be entitled to receive any perquisites and other fringe benefits provided to our other senior executives of.

Gold Grenade Consulting Agreement

On July 12, 2012, we also entered into a Consulting Agreement (the “Consulting Agreement”) with Gold Grenade, LLC (“Consultant”). Pursuant to the Consulting Agreement, we engaged the Consultant to provide us and our affiliates with certain brand development, product development and fragrance development services relating to our products (the “Services”). The Consultant will be our exclusive product development provider. The Consulting Agreement is for a term of one year and will be automatically renewed for up two additional years, unless earlier terminated pursuant to its terms. As compensation for the Consultant’s services, we agreed to pay the Consultant a monthly consulting fee (the “Consulting Fee”) based on the number of SKUs (as defined in the Consulting Agreement) being developed or managed by the Consultant during any month of the term of the agreement. The Consulting Fee shall be (i) $20,000 for up to 25 SKUs, (ii) $50,000 for up to 75 SKUs, (iii) $75,000 for up to 100 SKUs, and (iv) $100,000 for over 100 SKUs. We also agreed to reimburse the Consultant for all reasonable out-of-pocket fees and expenses that the Consultant incurs in connection with the performance of the Services. Ms. Ostoya is a principal of the Consultant. The Consultant agreed that from the Closing Date until July 11, 2015, it shall present to us any and all opportunities to obtain any license to develop, manufacture, market or sell one or more cosmetic, fragrance, health or beauty products or product lines endorsed by, or marketed or sold under the brand of, one or more celebrities.

Outstanding Equity Awards at Period Ended May 31, 2012

No stock options were issued and outstanding at May 31, 2012.

Director Compensation

Director Compensation for the period from inception (April 26, 2012) through May 31, 2012

Prior to the Merger, directors of BLB were not compensated for services on the Board of Directors. Following the Merger, our directors will be entitled to receive compensation as determined by the Board of Directors.

Board of Directors and Corporate Governance

Our Board of Directors currently consists of 2 members. On the Closing of the Merger, Noah Levinson and Irv Pyun, members of Pubco’s Board of Directors resigned, and simultaneously therewith, a new Board of Directors was appointed. The new Board consists of Ronald J. Altbach, Chairman of the Board, and Nicole Ostoya. We anticipate that we will add up to three additional independent directors.

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Board Independence and Committees

We are not currently listed on any national securities exchange or quoted on an inter-dealer quotation system that has a requirement that certain of the members of the Board of Directors be independent. However, the Board of Directors has made a determination as to which of its members are independent. In evaluating the independence of its members and the composition of the committees of the Board of Directors, the Board utilizes the definition of “independence” developed by the Nasdaq Stock Market and in SEC rules, including the rules relating to the independence standards in audit committee members and the non-employee director definition of Rule 16b-3 promulgated under the Exchange Act.

The Board of Directors expects to continue to evaluate whether and to what extent the members of the Board and its committees are independent. The Company intends to appoint persons to the Board and committees of the Board who will meet the corporate governance requirements imposed by a national securities exchange. Therefore, the Company expects that a majority of its directors will be independent directors of which at least one director will qualify as an “audit committee financial expert,” within the meaning of SEC rules.

Additionally, the Board of Directors is expected to appoint an audit committee, governance committee and compensation committee and to adopt charters relative to each such committee.

We believe that Mr. Altbach is currently an “independent” director as that term is defined by the listing standards of the Nasdaq Stock Market and SEC rules, including the rules relating to the independence standards for audit committee members and the non-employee director definition of Rule 16b-3 promulgated under the Exchange Act.

Code of Ethics

We have adopted a written Code of Ethics. We believe that the Code of Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code. A copy of our Code of Ethics will be provided to any person requesting same without charge. To request a copy of our Code of Ethics, please make written request to our Chief Executive Officer, c/o BOLDFACE Group, Inc., 1309 Pico Blvd., Suite A, Santa Monica, CA 90404.

Market Price of and Dividends on Common Equity and Related Stockholder Matters

Our Common Stock is currently eligible for quotation on the OTCBB under the symbol “BLBK.OB.” The quotation of our Common Stock began on or about October 3, 2011 under the symbol “MXCS.OB”. There has been very limited trading in our Common Stock to date. As of July 12, 2012, we had 85,200,116 shares of our Common Stock issued and outstanding held by approximately 65 stockholders of record, after giving effect to the Merger, the Offering and the Split-Off (including an aggregate of 25,000,000 shares received by the former BLB stockholders in the Merger (including the BLB Escrowed Shares) and 8,200,120 shares underlying the PPO Units sold in the initial closing of the Offering). To date, we have not paid dividends on our Common Stock. We have no outstanding shares of preferred stock.

The following table sets forth the high and low closing bid prices for our Common Stock for the fiscal quarters indicated as reported on the OTCBB. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. Our Common Stock is very thinly traded and, thus, pricing of our Common Stock on the OTCBB does not necessarily represent its fair market value.

Period	High	Low

Fiscal Year Ending September 30, 2012
First Quarter ended December 31, 2011 (from October 3, 2011)	$1.50	$0.02
Second Quarter ended March 31, 2012	$1.50	$1.50
Third Quarter ending June 30, 2012 (through July 16, 2012)	4.00	0.25

Dividend Policy

We have never paid any cash dividends on our capital stock and do not anticipate paying any cash dividends on our Common Stock in the foreseeable future. We intend to retain future earnings to fund ongoing operations and future capital requirements. Any future determination to pay cash dividends will be at the discretion of our board of directors and will be dependent upon financial condition, results of operations, capital requirements and such other factors as our board of directors deems relevant.

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Securities Authorized for Issuance under Equity Compensation Plans

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights		Weighted- Average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)

Equity compensation plans approved by security holders	1,800,000	(1)	—	20,000,000
Equity compensation plans not approved by securities holders	—		—	—

Total				20,000,000

(1)	We agreed to issue to Ms. Ostoya, our CEO and President, 1,800,000 options. See “Executive Compensation — Employment Agreement — Nicole Ostoya” fee a detailed discussion of such award.

2012 Equity Incentive Plan

Our Board of Directors and stockholders owning a majority of our outstanding shares adopted our 2012 Equity Incentive Plan (the “2012 Plan”) effective as of the Closing Date. A total of 20,000,000 shares of our Common Stock are reserved for issuance under the 2012 Plan. If an incentive award granted under the 2012 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2012 Plan.

Shares issued under the 2012 Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of acquiring another entity are not expected to reduce the maximum number of shares available under the 2012 Plan. In addition, the number of shares of common stock subject to the 2012 Plan and the number of shares and terms of any incentive award are expected to be adjusted in the event of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

Administration

It is expected that the compensation committee of the Board, or the Board in the absence of such a committee, will administer the 2012 Plan. Subject to the terms of the 2012 Plan, the compensation committee would have complete authority and discretion to determine the terms of awards under the 2012 Plan.

Eligible Recipients

Any officer or other employee of the Company or its affiliates, or an individual that the Company or an affiliate has engaged to become an officer or employee, or a consultant or advisor who provides services to the Company or its affiliates, including a non-employee director of the Board, is eligible to receive awards under the 2012 Plan.

Grants

The 2012 Plan authorizes the grant to eligible recipients of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and stock appreciation rights (“SARs”) as described below:

•	Options granted under the 2012 Plan entitle the grantee, upon exercise, to purchase a specified number of shares from us at a specified exercise price per share. The exercise price for shares of our Common Stock covered by an option cannot be less than the fair market value of our Common Stock on the date of grant unless agreed to otherwise at the time of the grant. Such awards may include vesting requirements.

•	Restricted stock awards and restricted stock units may be awarded on terms and conditions established by our compensation committee, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

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•	The compensation committee may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

•	Stock awards are permissible. The compensation committee will establish the number of shares of common stock to be awarded and the terms applicable to each award, including performance restrictions.

•	SARs, entitle the participant to receive a distribution in an amount not to exceed the number of shares of common stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of common stock on the date of exercise of the SAR and the market price of a share of common stock on the date of grant of the SAR.

To the extent that the compensation committee of our Board of Directors is not in place, then our Board of Directors shall administer such grants.

Awards exercisable for up to 4,000,000 shares of common stock may be granted during the first 12 months following the Closing Date to our executive officers, key employees, consultants and directors; provided, that awards for a maximum of 4,000,000 shares of our Common Stock may be granted during the first 12 months following the Closing Date; provided, however that post-Merger our board of directors may grant awards in excess of 4,000,000 shares of our Common Stock solely to any of our newly appointed independent directors.

Duration, Amendment, and Termination

Our Board of Directors or if then in place, the compensation committee of our Board of Directors, may amend, suspend or terminate the 2012 Plan without stockholder approval or ratification at any time or from time to time. No change may be made that materially increases the total number of shares of our Common Stock reserved for issuance under the 2012 Plan or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year. Unless sooner terminated, the 2012 Plan terminates ten years after it is adopted.

Certain Relationships And Related Transactions

Transactions Involving BGI and/or BGI Stockholders

Split-Off and Release

Immediately following the closing of the Merger, BGI transferred all of its operating assets and liabilities to Split Corp. through the surrender and subsequent cancellation of 189,781,000 shares of our Common Stock held by the Split-Off Shareholder for all of the issued and outstanding shares of common stock of Split Corp.

Transactions with the Placement Agent and Its Related Parties

Placement Agent Agreement

Gottbetter Capital Markets, LLC served as the Placement Agent for both the Bridge Financing and serves as the Placement Agent for the Offering. We paid the Placement Agent, in connection with the initial closing of the Offering a commission of 8% of the funds raised from investors in the Offering that were directly introduced to us by the placement agent (or $10,000), excluding funds attributable to converted bridge notes. The Placement Agent received an additional cash commission of 4%, or approximately $77,000, with respect to the principal amount of Bridge Notes converted into PPO Units. Prior to the commencement of the Offering, we also paid the Placement Agent a cash commission of 4% of the $1,925,030 raised from investors in the Bridge Financing which was approximately $77,000. In addition, the Placement Agent received five-year warrants (the “Broker Warrants”) to purchase a number of shares of our Common Stock equal to 8% of the PPO Units sold to investors in the Offering that were directly introduced to us by the placement agent, including PPO Units issued in connection with the conversion of the Bridge Notes. Except for their exercise price, the Broker Warrants are identical, in all material respects to the Investor Warrants. As a result of the foregoing arrangement, at the initial closing of the Offering, the placement agent was paid commissions of approximately $164,000 and was issued Broker Warrants to purchase approximately 656,000 shares of our Common Stock at an exercise price of $0.25 per share.

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Share Escrow Agreement

We entered into an Escrow Agreement, dated as of July 12, 2012, with the shareholders of BLB, and Gottbetter & Partners, LLP, as Escrow Agent, pursuant to which the Escrow Agent will hold in escrow 1,000,000 shares of the shares of our Common Stock that BLB’s pre-Merger stockholders received in the Merger in exchange for their shares of BLB for any breach of the Merger Agreement by BLB that is discovered during the two years immediately following the closing of the Merger.

Transactions involving BLB and/or BLB Stockholders

Employment Agreements

For a discussion of the employment agreements entered into between us or BLB and our executive officers, please see above under “Executive Compensation – Employment Agreements”.

Gold Grenade Consulting Agreement

For a discussion of the consulting agreement entered into between us and an affiliate of one of our executive officers, please see above under “Executive Compensation – Gold Grenade Consulting Agreement”.

Lock-Up Agreements

For a discussion of the lock-up agreements entered into between us and certain of our officers, directors, key employees and holders of 10% or more of our Common Stock, please see above under “The Merger and Related Transactions – Lock-Up Agreements”.

Description of Capital Stock

Authorized Capital Stock

Our authorized capital stock consists of 300,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of blank check preferred stock, par value $0.001 per share.

Issued and Outstanding Capital Stock

Immediately after giving effect to the Transactions, including the Bridge Warrants issued to the subscribers in the Bridge Offering in connection with the Merger, the Licensor Warrants issued in connection with the Merger to the Licensors under BLB’s May 9, 2012 Amended and Restated Licensing Agreement, the PPO Units sold in the Offering, the conversion of Bridge Notes, the issuance of shares of our Common Stock issued to the former BLB stockholders in the Merger, the cancellation of shares owned by the Split-Off Shareholder in the Split-Off, and the Broker Warrants issued to the Placement Agent in connection with the Offering, there were issued and outstanding securities of the Company on the closing of the Transactions as follows:

•	85,200,116 shares of our Common Stock (including an aggregate of 25,000,000 shares received by the former BLB stockholders in the Merger (including the BLB Escrowed Shares) and 8,200,120 shares underlying the PPO Units sold in the initial closing of the Offering);

•	Investor Warrants to purchase an aggregate of 8,200,120 shares of our Common Stock at $1.00 per share issued to the investors in the Offering, including holders of converted Bridge Notes;

•	Broker Warrants to purchase an aggregate of approximately 656,000 shares of our Common Stock at a price of $0.25 per share issued to the placement agent in connection with the Offering;

•	Bridge Warrants to purchase an aggregate of 7,700,120 shares of our Common Stock consisting of 3,850,060 warrants exercisable at $0.25 per share and 3,850,060 warrants exercisable at $0.50 per share; and

•	Licensor Warrants to purchase an aggregate of 10,000,000 shares of our Common Stock at a price of $0.24 per share.

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Description of Our Common Stock

The holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote of our stockholders, including the election of directors. Generally, all matters to be voted on by our stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of Common Stock that are present in person or represented by proxy. Except as otherwise provided by law, amendments to our Articles of Incorporation generally must be approved by a majority of the votes entitled to be cast by the holders of all outstanding shares of our Common Stock. Our Amended and Restated Articles of Incorporation do not provide for cumulative voting in the election of directors. The Common Stock holders will be entitled to such cash dividends as may be declared from time to time by our Board of Directors from funds available. Upon our liquidation, dissolution or winding up, the Common Stock holders will be entitled to receive pro rata all assets available for distribution to such holders, subject to the rights of holders of preferred stock, if any.

Registration Rights Agreement

For a discussion of the terms of the Registration Rights Agreement see the disclosures set forth in Item 2.01 of this Current Report under the heading “The Merger and Related Transactions - Registration Rights Agreement.”

Description of Investor Warrants

In connection with the closing of the Merger and the simultaneous initial closing of the Offering, we issued warrants to purchase an aggregate of 8,200,120 shares of our Common Stock to investors who purchased PPO Units in the Offering (which included the conversion of the Bridge Note). The Investor Warrants entitle the holders to purchase one full share of common stock at a purchase price of $1.00 per share during the 5-year period that commenced upon issuance of the investor warrants. Prior to their expiration date, the Investor Warrants may be called for redemption by us at any time upon not less than 30 or more than 60 days prior written notice, provided that, at the time of delivery of such notice, (i) there is an effective registration statement covering the resale of the shares underlying the Investor Warrants; (ii) the closing bid price for the Company’s common stock for each of the 20 consecutive trading days prior to the date of the notice of redemption is at least $2.50, as proportionally adjusted to reflect any stock splits, stock dividends, combinations of shares or like events; and (iii) the average trading volume for our Common Stock is at least 50,000 shares per day during the 20 consecutive trading days prior to the date of the notice of redemption and that during such 20-day period there is no more than 1 trading day in which there is no trading in our Common Stock.

The Investor Warrants, at the option of the holder, may be exercised by cash payment of the exercise price to the Company. The Investor Warrants may be exercised on a cashless basis commencing one year after the date of the filing of this Current Report if no registration statement registering the shares underlying the Investor Warrants is then in effect. The exercise price and number of shares of common stock issuable on exercise of the Investor Warrants may be adjusted in certain circumstances including stock splits, stock dividends, and future issuances of the Company’s equity securities without consideration or for consideration per share less than $0.25 (as such amount may be adjusted in certain circumstances provided in the form of the Investor Warrants).

No fractional shares will be issued upon exercise of the investor warrants. If, upon exercise of the Investor Warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number, the number of shares of our Common Stock to be issued to the Investor Warrant holder.

Description of Bridge Warrants

In connection with the closing of the Merger and the simultaneous initial closing of the Offering in which Bridge Notes in the aggregate principal amount of $1,925,030 were converted into PPO Units, we issued Bridge Warrants to purchase an aggregate of 7,700,120 shares of common stock to the holder of the converted Bridge Notes. 3,850,060 of the Bridge Warrants are exercisable at $0.25 per share and 3,850,060 of the Bridge Warrants are exercisable at $0.50 per share. Except as to exercise price, the Bridge Warrants are identical in all material respects to the Investor Warrants.

Description of Broker Warrants

The Broker Warrants permit the placement agent, and its sub-agents and designees, if any, to purchase up to approximately 656,000 shares of common stock, as of the initial closing of the Offering. The Broker Warrants are identical to the Investor Warrants in all material respects except that (i) their resale of the common stock underlying them is not covered by a registration statement and (ii) they have an exercise price of $0.25 per share.

28

Description of Licensor Warrants

In connection with the closing of the Merger and the simultaneous initial closing of the Offering, we issued an aggregate of 10,000,000 Licensor Warrants to the Licensors under the May 9, 2012 Licensing Agreement among BLB and the Licensors. The Licensor Warrants are exercisable for the purchase of an aggregate of 10,000,000 shares of our Common Stock for a term of ten years at an exercise price of $0.24 per share. The exercise price and number of shares of common stock issuable upon exercise of the Licensor Warrants may be adjusted in certain circumstances including stock splits and stock dividends (but excluding future issuances of our equity securities, regardless if for no consideration or for consideration per share less than $0.24). They are exercisable on a cashless basis at any time prior to their expiration. Except as otherwise described herein, the Licensor Warrants are identical in all material respects to the Investor Warrants.

Anti-Takeover Effects of Provisions of Nevada State Law

We may in the future become subject to Nevada’s control share laws. A corporation is subject to Nevada’s control share law if it has more than 200 stockholders, at least 100 of whom are stockholders of record and residents of Nevada, and if the corporation does business in Nevada, including through an affiliated corporation. This control share law may have the effect of discouraging corporate takeovers. The Company currently has less than 200 stockholders.

The control share law focuses on the acquisition of a “controlling interest,” which means the ownership of outstanding voting shares that would be sufficient, but for the operation of the control share law, to enable the acquiring person to exercise the following proportions of the voting power of the corporation in the election of directors: (1) one-fifth or more but less than one-third; (2) one-third or more but less than a majority; or (3) a majority or more. The ability to exercise this voting power may be direct or indirect, as well as individual or in association with others.

The effect of the control share law is that an acquiring person, and those acting in association with that person, will obtain only such voting rights in the control shares as are conferred by a resolution of the stockholders of the corporation, approved at a special or annual meeting of stockholders. The control share law contemplates that voting rights will be considered only once by the other stockholders. Thus, there is no authority to take away voting rights from the control shares of an acquiring person once those rights have been approved. If the stockholders do not grant voting rights to the control shares acquired by an acquiring person, those shares do not become permanent non-voting shares. The acquiring person is free to sell the shares to others. If the buyer or buyers of those shares themselves do not acquire a controlling interest, the shares are not governed by the control share law any longer.

If control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of the voting power, a stockholder of record, other than the acquiring person, who did not vote in favor of approval of voting rights for the control shares, is entitled to demand fair value for such stockholder’s shares.

In addition to the control share law, Nevada has a business combination law, which prohibits certain business combinations between Nevada corporations and “interested stockholders” for three years after the interested stockholder first becomes an interested stockholder, unless the corporation’s board of directors approves the combination in advance. For purposes of Nevada law, an interested stockholder is any person who is: (a) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the corporation, or (b) an affiliate or associate of the corporation and at any time within the previous three years was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then-outstanding shares of the corporation. The definition of “business combination” contained in the statute is sufficiently broad to cover virtually any kind of transaction that would allow a potential acquirer to use the corporation’s assets to finance the acquisition or otherwise to benefit its own interests rather than the interests of the corporation and its other stockholders.

The effect of Nevada’s business combination law is to potentially discourage a party interested in taking control of the Company from doing so if it cannot obtain the approval of our board of directors.

Recent Sales of Unregistered Securities

Sales by BLB

BLB issued an aggregate of 100,000 shares of BLB common stock to three persons in connection with BLB’s formation on April 26, 2012. The issuance of these shares was not registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act which exempts transactions by an issuer not involving any public offering.

29

Sales by Pubco

In connection with the Merger, we agreed to issue an aggregate of 25,000,000 shares of our Common Stock to the stockholders of BLB. The issuance of shares of our Common Stock to the BLB stockholders in connection with the Merger was not registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act, which exempts transactions by an issuer not involving a public offering. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement.

We sold an aggregate of 8,200,120 PPO Units in the Offering, including the sale of PPO Units upon the conversion of the Bridge Notes, at a price of $0.25 per PPO Unit for gross proceeds of $2,050,030. Each unit consists of one share of our Common Stock and one Investor Warrant or one Bridge Warrant, as applicable. The Offering was made only to accredited investors, as defined under Regulation D, Rule 501(a) and non-”U.S. Persons” as defined in Regulations S.

In connection with the Merger and initial closing of the Offering (including the conversion of the Bridge Notes), we issued an aggregate of 7,700,120 shares of our Common Stock and 7,700,120 Bridge Warrants to the holders of the Bridge Notes, 500,000 shares of our Common Stock and 8,200,116 Investor Warrants to the purchasers of the PPO Units and 656,000 Broker Warrants. The issuance of shares of our Common Stock, the Bridge Warrants, the Investor Warrants and the Broker Warrants was made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act which exempts transactions by an issuer not involving a public offering. These securities may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements.

In connection with the Merger we issued an aggregate of 10,000,000 Licensor Warrants to the Licensors. The issuance of the Licensor Warrants was made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act which exempts transactions by an issuer not involving a public offering. These securities may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements.

Indemnification of Officers and Directors

Nevada Revised Statutes (“NRS”) Sections 78.7502 and 78.751 provide us with the power to indemnify any of our directors, officers, employees and agents. The person entitled to indemnification must have conducted himself in good faith, and must reasonably believe that his conduct was in, or not opposed to, our best interests. In a criminal action, the director, officer, employee or agent must not have had reasonable cause to believe that his conduct was unlawful.

Under NRS Section 78.751, advances for expenses may be made by agreement if the director or officer affirms in writing that he has met the standards for indemnification and will personally repay the expenses if it is determined that such officer or director did not meet those standards.

Our bylaws include an indemnification provision under which we have the power to indemnify our directors, officers, former directors and officers, employees and other agents (including heirs and personal representatives) against all costs, charges and expenses actually and reasonably incurred, including an amount paid to settle an action or satisfy a judgment to which a director or officer is made a party by reason of being or having been a director or officer of the Company. Our bylaws further provide for the advancement of all expenses incurred in connection with a proceeding upon receipt of an undertaking by or on behalf of such person to repay such amounts if it is determined that the party is not entitled to be indemnified under our bylaws. These indemnification rights are contractual, and as such will continue as to a person who has ceased to be a director, officer, employee or other agent, and will inure to the benefit of the heirs, executors and administrators of such a person. Insofar as indemnification for liabilities arising under the Securities Act may be permitted for our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Financial Statements and Supplemental Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report, which disclosure is incorporated herein by reference.

30

Index to Exhibits

See Item 9.01(c) below, which is incorporated by reference herein.

Description of Exhibits

See the Exhibit Index below and the corresponding exhibits, which are incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.01 to this Current Report under the section “Recent Sales of Unregistered Securities” is incorporated into this item by reference.

Item 5.01.	Changes in Control of the Registrant.

As a result of the initial closing of the Offering and the Merger, we experienced a change in control, with the former stockholders of BLB effectively acquiring control of us. The disclosure set forth in Item 2.01 to this Current Report is incorporated into this item by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth in Item 2.01 to this Current Report is incorporated into this item by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Prior to the closing of the Merger, on May 21, 2012, we filed our Amended and Restated Articles of Incorporation (the “Charter Amendment”) with the Nevada Secretary of State to, among other things, (i) change our name to BOLDFACE Group, Inc.; (ii) increase our authorized capitalization from 110,000,000 shares, consisting of 100,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share, to 310,000,000 shares, consisting of 300,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of blank check preferred stock, $0.001 par value per share; and (iii) limit the liability of our officers and directors to us, our stockholders and our creditors to the fullest extent permitted by Nevada law.

Item 5.06.	Change in Shell Company Status.

The disclosure set forth in Item 2.01 to this Current Report is incorporated into this item by reference. As a result of the completion of the Merger, we believe that we are no longer a shell company, as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

BLB’s audited financial statements for the period ended May 31, 2012 are included with this Current Report beginning on Page F-1.

(b)	Pro forma financial information

No pro forma financial information is required.

(c)	Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

31

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about us may be found elsewhere in this Current Report and in our other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of July 12, 2012, by and among Registrant, BOLDFACE Acquisition Corp., and BOLDFACE licensing + branding *

2.2	Articles of Merger, dated as of July 12, 2012, for the merger of BOLDFACE Acquisition Corp. into BOLDFACE licensing + branding *

3.1	Amended and Restated Articles of Incorporation as filed with the Nevada Secretary of State on May 21, 2012 (incorporated by reference from Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on May 22, 2012)

3.2	By-Laws of Registrant (incorporated by reference from Exhibit 3.2 to Registrant’s Registration Statement on Form SB-2 filed with the SEC on January 17, 2008)

4.1	Form of Investor Warrant *

4.2	Form of Broker Warrant *

4.3	Form of Bridge Warrant *

4.4	Form of Licensor Warrant *

4.5	Form of 10% Secured Convertible Promissory Note *

10.1	Split-Off Agreement, dated as of July 12, 2012, by and among Registrant, BOLDFACE Split Corp., and Noah Levinson *

10.2	General Release Agreement, dated as of July 12, 2012, by and among Registrant, BOLDFACE Split Corp. and Noah Levinson *

10.3	Form of Securities Purchase Agreement between Registrant and the investors in the Private Placement Offering *

10.4	Subscription Escrow Agreement, dated as of June 1, 2012, by and among Registrant, Gottbetter Capital Markets, LLC, and CSC Trust Company of Delaware, as amended on June 28, 2012 *

10.5	Placement Agency Agreement, dated as of May 2, 2012, by and between the Placement Agent and Registrant *

10.6	Form of Registration Rights Agreement by and between Registrant and the investors in the Private Placement Offering *

10.7	Escrow (Indemnification) Agreement, dated as of July 12, 2012, among Registrant, Nicole Ostoya, Robin Coe-Hutshing, Maria Torres, and Gottbetter & Partners, LLP, as escrow agent *

32

10.8	Form of Lock-Up Agreement *

10.9†	Employment Agreement, dated as of July 12, 2012, between Registrant and Nicole Ostoya *

10.10†	Employment Agreement, dated as of May 30, 2012, between BOLDFACE licensing + branding and Ashumi Kothary *

10.11†	Consulting Agreement, dated as of July 3, 2012, between Registrant and Gold Grenade, LLC *

10.12	Indemnification Agreement, dated as of July 12, 2012, between Registrant and John Derby *

10.13†	Registrant’s 2012 Equity Incentive Plan *

10.14	Form of Securities Purchase Agreement between Registrant and the investors in the Bridge Financing *

10.15	Bridge Loan Agreement, dated as of May 16, 2012, between Registrant and BOLDFACE licensing + branding *

10.16	Pledge Agreement, dated as of May 16, 2012, among Registrant and each person and entity listed as a pledger on the signature pages thereto *

10.17	Company Security Agreement, dated as of May 16, 2012, among Registrant, BOLDFACE licensing + branding and Gottbetter & Partners, LLP, as collateral agent *

10.18	NewCo Bridge Loan Agreement, dated as of May 16, 2012, between BOLDFACE licensing + branding and Gottbetter & Partners, LLP, as collateral agent *

10.19	Form of 10% Secured Convertible Promissory Note issued by BOLDFACE licensing + branding to Registrant *

10.20	Subscription Escrow Agreement, dated as of May 3, 2012, by and among Registrant, Gottbetter Capital Markets, LLC, and CSC Trust Company of Delaware *

14.1	Code of Ethics (incorporated by reference from Exhibit 14 to Registrant’s Annual Report on Form 10-K for the year ended September 30, 2008 filed with the SEC on December 31, 2008)

16.1	Letter from Webb & Company, P.A. to the Securities and Exchange Commission, dated as of May 17, 2012, regarding changes in Registrant’s certifying accountant (incorporated by reference from Exhibit 16.1 to Registrant’s Current Report on Form 8-K filed with the SEC on May 8, 2012)

99.1	Press release, dated as of July 13, 2012 *

*Filed herewith.

† Indicates management contract or compensation plan or arrangement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2012	BOLDFACE GROUP, INC.

	By:	/s/ Nicole Ostoya
Name: Nicole Ostoya
Title: Chief Executive Officer and President

34

BOLDFACE LICENSING + BRANDING

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

MAY 31, 2012

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

BOLDFACE Licensing + Branding

Santa Monica, California

We have audited the accompanying balance sheet of BOLDFACE Licensing + Branding (a development stage company) as of May 31, 2012, and the related statements of operations, shareholders’ deficit and cash flows from April 26, 2012 (inception) through May 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BOLDFACE Licensing + Branding (a development stage company) as of May 31, 2012, and the results of their operations and their cash flows from April 26, 2012 (inception) through May 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that BOLDFACE Licensing + Branding (a development stage company) will continue as a going concern. As more fully described in Note 1, the Company has incurred operating losses since inception and requires additional capital to continue operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to this matter are also described in Note 1. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

/s/ Friedman LLP

New York, NY
June 21, 2012

F-2

BOLDFACE LICENSING + BRANDING
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
MAY 31, 2012

ASSETS

Current assets:
Cash	$149,677
Current portion of prepaid royalty	640,351
Deferred financing costs, net	90,835
Deposit	1,785
Prepaid inventory	148,404
Total current assets	1,031,052

Prepaid royalty	321,053
License acquisition costs	12,001

Total assets	$1,364,106

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
Short-term loans	$1,500,025
Accounts payable	7,788
Accrued expenses and other current liabilities	62,058
Due to Gold Grenade, LLC	150,176
Total current liabilities	1,720,047

Commitments and contingencies

Shareholders' deficit:
Common stock, $.001 par value, 1,000,000 shares authorized,
100,000 shares issued and outstanding	100
Deficit accumulated during the development stage	(356,041)
Total shareholders' deficit	(355,941)

Total liabilities and shareholders' deficit	$1,364,106

F-3

BOLDFACE LICENSING + BRANDING
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM APRIL 26, 2012 (DATE OF INCEPTION) TO MAY 31, 2012

Operating expenses:
Research and development	$38,047
Royalty expense	38,596
Professional fees	59,953
General and administrative expenses	54,092
Product development fee	150,000
Loss from operations	340,688

Interest expense	15,353

Net loss	$356,041

F-4

BOLDFACE LICENSING + BRANDING
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF SHAREHOLDERS' DEFICIT
FOR THE PERIOD FROM APRIL 26, 2012 (DATE OF INCEPTION) TO MAY 31, 2012

			Deficit
			Accumulated
			During the
	Common Stock		Development
	Shares	Amount	Stage	Total

Balance, April 26, 2012	100,000	$100	$-	$100

Net loss	-	-	(356,041)	(356,041)

Balance, May 31, 2012	100,000	$100	$(356,041)	$(355,941)

F-5

BOLDFACE LICENSING + BRANDING
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM APRIL 26, 2012 (DATE OF INCEPTION) TO MAY 31, 2012

Cash flows from operating activities:
Net loss	$(356,041)
Adjustments to reconcile net loss to
net cash used in operating activities:
Amortization of deferred financing costs	8,703
Amortization of license acquisition costs	161
Change in operating assets and liabilities:
License acquisition costs	(12,162)
Prepaid inventory	(148,404)
Prepaid royalty	(961,404)
Deposit	(1,785)
Accounts payable	7,788
Accrued expenses and other current liabilities	62,058
Due to Gold Grenade, LLC	150,176
Net cash used in operating activities	(1,250,910)

Cash flows from financing activities:
Proceeds from short term loan, net of deferred financing costs	1,400,487
Issuance of common stock	100
Cash provided by financing activities	1,400,587

Net change in cash	149,677

Cash at beginning of year	-

Cash at end of year	$149,677

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest	$-
Income Taxes	$-

F-6

BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

MAY 31, 2012

NOTE 1.	FORMATION AND NATURE OF BUSINESS

Organization

BOLDFACE Licensing + Branding (the “Company”) was incorporated under the laws of the State of Nevada on April 26, 2012 with fiscal year end of January 31. To date, the Company has devoted its efforts to enter into licensing agreements with celebrities to develop and market products using the celebrities’ brand and image and the raising of capital. As such, the Company is considered to be in the development stage at May 31, 2012.

Development Stage Liquidity

The Company has experienced $356,041 in net losses since its inception on April 26, 2012 through May 31, 2012, as it continues its operations. The Company’s operations have been funded by short term loans. The Company will require positive cash flows or additional debt or equity financing in future periods to fund its operations.

The accompanying financial statements as of May 31, 2012 and for the period from April 26, 2012 (inception) through May 31, 2012 have been prepared assuming the Company will continue as a going concern. There can be no assurance that the Company will be able to raise additional capital, as needed, which could have a material adverse effect on the Company’s business, existence, financial condition, or results of operations. Additionally, there can be no assurance that the Company will achieve or maintain profitability in the future. The Company’s prospects must be considered in light of the risks, expenses, and difficulties frequently encountered by companies in the early stages of development.

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Method of Accounting

The Company maintains its accounting records on an accrual method in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

Use of Estimates

In preparing the financial statements in conformity with US GAAP, management makes estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Revenue Recognition

As required by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 605, Revenue Recognition, the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collection is probable.

F-7

BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

MAY 31, 2012

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Financial Instruments and Concentrations of Business and Credit Risk

FASB ASC Subtopic 825-10, Financial Instruments, requires disclosure of fair value information about financial instruments. The Company’s financial instruments include cash and cash equivalents, accounts payable and other current assets and liabilities and short term loan.  The fair value of these instruments approximates their carrying value due to their relatively short maturities.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains cash balances that at times exceed amounts insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in these accounts and believes it is not exposed to any significant credit risk in this area.

Advertising

Advertising costs are expensed as incurred. Total advertising expenses amounted to $3,750 for the period from April 26, 2012 (inception) through May 31, 2012 and are included in operating expenses in the accompanying statement of operations.

Deferred Financing Costs

Deferred financing costs represent fees paid in connection with obtaining short term loans (see note 4). These fees are amortized using a method that approximates the effective interest method over the term of the related financing.

As of May 31, 2012, deferred financing costs of $90,835, net of accumulated amortization of $8,703 are presented on the accompanying balance sheet. Amortization of deferred financing costs of $8,703 are included in interest expense in the accompanying statement of operations for the period from April 26, 2012 (inception) through May 31, 2012. The remaining deferred financing costs will be fully amortized by November 16, 2012.

License Acquisition Costs

License acquisition costs represent legal fees paid in connection with obtaining a licensing agreement (see note 3). These fees are amortized using straight-line method over the term of the licensing agreement.

As of May 31, 2012, license acquisition costs of $12,001, net of accumulated amortization of $161 are presented on the accompanying balance sheet. Amortization of license acquisition costs of $161 are included in general and administrative expenses in the accompanying statement of operations for the period from April 26, 2012 (inception) through May 31, 2012.

F-8

BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

MAY 31, 2012

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

License Acquisition Costs (Continued)

Estimated future license acquisition cost amortization expense is as follows:

Years ending May 31,
2013	$2,665
2014	2,665
2015	2,665
2016	2,665
2017	1,341
$12,001

Impairment of Long-Lived Assets

The Company is subject to the provisions of FASB ASC Topic 360, Property, Plant and Equipment – Impairment or Disposal of Long Lived Assets, which requires that long-lived assets and certain identifiable intangible assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to undiscounted future cash flows expected to be generated by the asset. In such cases, the carrying value of these assets are adjusted to their estimated fair value and assets held for sale are adjusted to their estimated fair value less selling expenses. No impairment losses of long-lived assets or intangible assets were recognized for the period from April 26, 2012 (inception) through May 31, 2012.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with FASB ASC Topic 740, Income Taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company provides a valuation allowance against its deferred tax assets when circumstances indicate that it is no longer more likely than not that such assets will be realized.

NOTE 3.	PREPAID ROYALTY

The Company entered into a licensing agreement with three individuals (collectively the “Licensors”) acquiring the exclusive right to use the Licensors’ image in connection with the development, production, distribution, advertisement, promotion and sale of products and obtain certain ancillary services of the Licensors. The licensing agreement remains in effect through November 30, 2016. The Company has the option to extend the term of this agreement for an additional period of eighteen months.

F-9

BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

MAY 31, 2012

NOTE 3.	PREPAID ROYALTY (Continued)

During the term of the licensing agreement and as consideration for the grant of rights and license the Licensors’ image, the Company has agreed to pay the Licensors depending on the product sold, a royalty on all wholesale sales of all products within the contract term equal to 8% to 10%. In addition the Company has agreed to pay a guaranteed minimum royalty payment of $4,686,125 or $5,206,900 depending on launch date of various products in accordance with the following schedule, but subject to adjustments:

•	Contract period one: through November 30, 2013 - $1,000,000
•	Contract period two: from December 1, 2013 through November 30, 2014 - $925,000 or $962,000
•	Contract period three: from December 1, 2014 through November 30, 2015 - $1,188,625 or $1,394,900
•	Contract period four: from December 1, 2015 through November 30, 2016 - $1,572,500 or $1,850,000

In addition to the royalty payment and guaranteed minimum royalty payment, the Company has agreed to pay the Licensors an exit fee equal to 15% of the net sale proceeds of any licensee sale. The Company also granted the Licensors the right and option to exchange the exit fee for 10,000,000 shares of restricted common stock or warrants, which shall provide for cashless exercise, to purchase 10,000,000 shares of the common stock of the Lender subsequent to the merger with the Lender (see notes 4 and 5) representing at least 6.11% of the common stock on a fully diluted basis.

On May 30, 2012, the Licensors exercised their option and agreed to exchange their exit fee for 10,000,000 warrants to purchase 10,000,000 shares of common stock. The warrants are exercisable for a period of ten years from the grant date.

As of May 31, 2012, the Company has paid the Licensors $1,000,000 as a non-refundable advance payment for contract period one through November 30, 2013. These fees are amortized ratably using the straight-line method over contract period one. Prepaid royalty of $961,404, net of accumulated amortization of $38,596 are presented on the accompanying balance sheet as of May 31, 2012. Amortization of prepaid royalty of $38,596 is presented in the accompanying statement of operations for the period from April 26, 2012 (inception) through May 31, 2012.

Estimated future prepaid royalty amortization expense is as follows:

Years ending May 31,
2013	$640,351
2014	321,053
$961,404

NOTE 4.	SHORT TERM LOANS

On May 16, 2012, the Company issued secured bridge loan promissory notes totaling $1,500,025 bearing interest at a rate of 10% per annum to Max Cash Media, Inc. (the “Lender”).

F-10

BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

MAY 31, 2012

NOTE 4.	SHORT TERM LOANS (Continued)

The promissory notes were issued in two installments:

•	May 16, 2012 - $1,440,000, due by November 15, 2012
•	May 17, 2012 - $60,025, due by November 16, 2012

The loan is due and payable on the earliest of:

•	On the dates mentioned above, or
•	Closing of additional financing by the Company of an amount equal to or greater than the amount borrowed, or
•	The date of closing of the merger between the Company and the Lender.

As part of the loan the Company entered into security and pledge agreements with the Lender. The security agreement granted the Lender first priority security interest in all tangible and intangible assets of the Company. The pledge agreement pledged 100,000 issued and outstanding shares of common stock of the Company as collateral.

NOTE 5.	COMMITMENTS AND CONTINGENCIES

Operating Lease

On May 8, 2012, the Company executed a one year operating lease for its corporate office commencing on May 15, 2012 at a monthly rent payment of $1,785 per month. Total rent expense related to this operating lease was $978 for the period from April 26, 2012 (inception) through May 31, 2012 and is included in operating expenses in accompanying statement of operations.

Business Combination

The Company is currently engaged in discussions with the Lender regarding a possible business combination involving the two companies (the “Merger”). At this stage, no definitive terms have been agreed to and neither party is bound to proceed with any transaction.

Simultaneously upon the closing of the Merger, assuming certain other conditions have been met, the outstanding principal amount due to the Lender will be canceled and forgiven.

NOTE 6.	INCOME TAXES

The Company did not incur any income tax expense for the period from April 26, 2012 (inception) through May 31, 2012. At May 31, 2012, $296,421 of federal and state net operating losses were available to the Company to offset future taxable income, which will expire in 2032. Given the short history of the Company and the uncertainty as to the likelihood of future taxable income, the Company has recorded a 100% valuation reserve against the anticipated recovery from the use of the net operating losses created at the inception of the Company or generated thereafter. The Company will evaluate the appropriateness of the valuation allowance on an annual basis and adjust the allowance as considered necessary.

F-11

BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

MAY 31, 2012

NOTE 6.	INCOME TAXES (Continued)

The Company’s effective tax rate differs from the federal statutory rate of 34% primarily due to the impact of state income taxes and the valuation allowance recorded against its deferred tax assets.

Statutory rate	34.0%
State income taxes	8.8%
Valuation allowance	(42.8)%
Total	0.0%

The principal components of deferred tax assets and (liabilities) are as follows as of May 31, 2012:

Net operating losses carryforward	$126,987
Start-up costs, net of amortization	25,541
Gross deferred taxes	$152,528
Valuation allowance	(152,528)
Net deferred taxes	$-

The Company follows the provisions of uncertain tax positions as addressed in FASB ASC Subtopic 740-10-65-1, Income Taxes. As of May 31, 2012, the Company did not recognize any liability for unrecognized tax benefits. The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. No such interest or penalties were recognized during the period presented. The Company had no accruals for interest and penalties at May 31, 2012. For the period from April 26, 2012 (inception) through May 31, 2012 is subject to examination by the federal and state taxing authorities. There are no income tax examinations currently in process and as of the date of this report.

NOTE 7.	RELATED PARTY TRANSACTIONS

The Company entered into a consulting agreement with Gold Grenade, LLC (“Gold Grenade”), a related entity co-owned by two of the shareholders to receive product development services. As of May 31, 2012, $150,176 is due to Gold Grenade, and is presented in the accompanying balance sheet. For the period from April 26, 2012 (inception) through May 31, 2012, the Company incurred $150,000 in product development fees payable to Gold Grenade. The agreement is to remain in effect unless either party desires to cancel the agreement. In addition, the Company shares the leased premises with Gold Grenade.

F-12

BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

MAY 31, 2012

NOTE 8.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events that have occurred from June 1, 2012 through June 21, 2012, and determined that there were no subsequent events or transactions that required recognition or disclosure in the financial statements, except as disclosed below.

In June 2012, the Company issued an additional secured bridge loan promissory note for $425,005 bearing interest at a rate of 10% per annum to the Lender, with similar terms as the May 2012 short term loans disclosed in Note 4.

F-13